Exhibit 10.2

SCUDDER TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

FULL-FLEX PROFIT SHARING PLAN (With 401(k) Option)

Non-Standardized (003)

ADOPTION AGREEMENT

Amended for the Uruguay Round Agreements Act (“GATT”), the Uniform Services Employment and Reemployment Rights Act (“USERRA”), the Small Business Job Protection Act of 1996 (“SBJPA”), the Taxpayer Relief Act of 1997 (“TRA '97”), the Internal Revenue Service Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000 (collectively referred to as “GUST”).

National Office Letter
Date:	______
Serial Number:	______

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SCUDDER TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

TABLE OF CONTENTS

A.	Preamble	1

B.	Lead and Participating Employer Information	1
	Lead Employer: [Plan Sec. 2.40]	1
	Participating Employers: [Plan Secs. 2.50 and 15.1]	1

C.	Plan Information	1
	Plan: [Plan Sec. 1.1]	1
	Plan Year: [Plan Sec. 2.58]	2
	Plan Administrator: [Plan Secs. 2.54 and 14.1]	2
	Funding Vehicle: [Plan Secs. 1.3 and 2.32]	2
	Controlling Law State: [Plan Sec. 1.4]	2

D.	Eligibility and Service Requirements	3
	Excluded Employment Categories: [Plan Sec. 2.14(a)]	3
	Age and Service Requirements: [Plan Sec. 3.1(a)]	4
	Entry: [Plan Secs. 2.27 and 3.1(a)]	4
	Hours of Service: [Plan Sec. 2.64]	4
	Method to Determine Service for Eligibility Purposes: [Plan Sec. 2.64]	5
	Method to Determine Service for Vesting Purposes: [Plan Sec. 2.64]	5
	Break in Service Rules for Eligibility and Vesting: [Plan Secs. 2.8, 3.3 and 10.2(m)]	6
	Predecessor Employer Credit: [Plan Secs. 2.59 and 2.64(c)]	7
	Waiver of Entry Requirements: [Plan Sec. 3.1(f)]	7
	Election Not to Participate: [Plan Sec. 3.5]	8

E.	Plan Compensation	8
	Plan Compensation: [Plan Sec. 2.56]	8
	Plan Compensation for the Plan Year: [Plan Sec. 2.57]	10
	Imputed Earnings While Disabled: [Plan Sec. 2.56(e)]	11

F.	Employee Pre-Tax Component	11
	Employee Pre-Tax Contributions: [Plan Sec. 4.1]	11
	Age and Service Requirements: [Plan Sec. 3.1(a)]	11
	Entry: [Plan Secs. 2.27 and 3.1(a)]	11
	Pay Reduction Contributions – Minimums/Maximums: [Plan Sec. 4.1(a)]	11
	Pay Reduction Agreements: [Plan Sec. 4.1(a)]	13
	Cash or Deferred Contributions: [Plan Sec. 4.1(c)]	14
	In-Service Withdrawals: [Plan Sec. 11.2]	14

G.	Employer After-Tax Component	14
	Employer After-Tax Contributions: [Plan Sec. 4.2]	14
	Age and Service Requirements/Entry: [Plan Secs. 2.27 and 3.1(a)]	14
	Payroll Withholding Contributions: [Plan Sec. 4.2(a)]	15
	Direct Contributions: [Plan Sec. 4.2(c)]	16
	Required Contributions – Thrift Plan: [Plan Sec. 4.2(b)]	16
	In-Service Withdrawals: [Plan Sec. 11.2]	16

H.	Employer Safe-Harbor Component	16
	Employer Safe-Harbor Contributions [Plan Secs. 5.1 and 6.1]	16
	Age and Service Requirements: [Plan Sec. 3.1(a)]	17
	Employer Safe-Harbor Contributions [Plan Sec. 5.1]	17
	In-Service Withdrawals: [Plan Sec. 11.2]	19

I.	Employer Regular Matching Component	19
	Employer Regular Matching Contributions: [Plan Sec. 5.2]	19
	Excluded Employment Categories: [Plan Sec. 2.14(a)]	19
	Age and Service Requirements: [Plan Sec. 3.1(a)]	19
	Entry: [Plan Secs. 2.27 and 3.1(a)]	19
	Requirements to Receive an Employer Regular Matching Contribution: [Plan Sec. 5.2(a) or (b)]	21
	Matching Formula: [Plan Sec. 5.2(a) or (b)]	22
	Minimums and Maximums: [Plan Sec. 5.2(d)]	28
	Vesting Schedule for Employer Regular Matching Component: [Plan Sec. 10.2(e)]	28
	Treatment of Forfeitures: [Plan Sec. 5.2(g)]	29
	In-Service Withdrawals: [Plan Sec. 11.2]	30

J.	Employer Regular Profit Sharing Component	31
	Profit Sharing Contributions: [Plan Sec. 6.2]	31
	Excluded Employment Categories: [Plan Sec. 2.14(a)]	31
	Age and Service Requirements: [Plan Sec. 3.1(a)]	31
	Entry: [Plan Secs. 2.27 and 3.1(a)]	31
	Requirements to Share in the Employer Regular Profit Sharing Contribution: [Plan Sec. 6.2(a) or (b)]	32
	Contribution/Allocation Formula: [Plan Sec. 6.2(a) or (b)]	33
	Vesting Schedule for Employer Regular Profit Sharing Component: [Plan Sec. 10.2(e)]	38
	Treatment of Forfeitures: [Plan Sec. 6.2(d)]	39
	In-Service Withdrawals: [Plan Sec. 11.2]	40

K.	Employer Qualified Matching and Profit Sharing Component	41
	Employer Qualified Contributions: [Plan Secs. 5.3 and 6.3]	41
	Employer Qualified Matching Contributions (QMACs): [Plan Sec. 5.3]	41
	Employer Qualified Profit Sharing Contributions (QNECs): [Plan Sec. 6.3]	42
	In-Service Withdrawals: [Plan Sec. 11.2]	43

L.	Employee Rollover Component	43
	Employee Rollover Contributions: [Plan Sec. 4.5]	43
	In-Service Withdrawals: [Plan Sec. 11.2]	43

M.	Retirement, Disability and Hardship	44
	Retirement Age: [Plan Secs. 2.19 and 2.47]	44
	Disability: [Plan Sec. 2.18]	44
	Hardship: [Plan Sec. 2.33]	44

N.	Special Vesting Rules	44
	Vesting Schedule: [Plan Sec. 10.2(e)]	44
	Service Disregarded for Vesting: [Plan Sec. 10.2(f)]	45
	Special Vesting Events: [Plan Sec. 10.2(b)]	45
	Forfeitures: [Plan Sec. 10.2(g)]	45
	Vesting Formula for Partially Vested: [Plan Sec. 10.2(c) and (g)]	45
	Reinstatement upon Return to Service: [Plan Sec. 10.2(h)]	46
	Special Vesting Rules for Life Insurance: [Plan Sec. 10.3]	46

O.	Employer Securities	46
	Employer Securities: [Plan Sec. 14.15 and 14.16]	46
	Voting Provisions: [Plan Secs. 14.15(d) and 14.16]	47
	Tender Provisions: [Plan Secs. 14.15(e) and 14.16]	47
	In-Kind Distribution Option: [Plan Sec. 12.3(c)]	48

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P.	Payment of Benefits	48
	Balances Less Than Cash-Out Amount: [Plan Sec. 12.4]	48
	Balances More Than Cash-Out Amount: [Plan Sec. 12.3(a)]	48
	Payment Forms: [Plan Secs. 12.3(b) and 12.6]	49
	Payment Medium: [Plan Sec. 12.3(c)]	50
	Beneficiary: [Plan Secs. 13.1 and 13.3]	50
	Minimum Distributions: [Plan Secs. 2.62 and 12.7]	51

Q.	Top-Heavy Provisions	52
	Top-Heavy Eligible Participant: [Plan Sec. 17.4(k)]	52
	Top-Heavy Contribution Requirement: [Plan Sec. 17.1]	52
	Top-Heavy Vesting Schedule: [Plan Sec. 17.2]	53
	Coordination With Other Qualified Plans: [Plan Sec. 17.1]	53

R.	Code § 415 Coordination	53
	415 Compensation: [Plan Sec. 18.4(b)]	53
	Limitation Year: [Plan Sec. 18.4(h)]	54
	Correction Method: [Plan Sec. 18.1(b)]	54
	Coordination With Other Plans: [Plan Sec. 18.2 and 18.3]	54

S.	Special Testing Rules	55
	Highly Compensated Employees: [Plan Sec. 2.35]	55
	ADP/ACP Testing Method: [Plan Sec. 19.2 and 19.3]	55
	Other Elections Regarding ADP/ACP Testing: [Plan Sec. 19.2, 19.3 and 19.4]	55
	Gain or Loss on Excess Contributions: [Plan Sec. 19.1(d), 19.2(d) and 19.3(d)]	57

T.	Special Effective Date Rules	57

U.	Frozen Contributions Accounts	58

V.	Other Information for the Participating Employers	58

W.	Sponsor of the Prototype	58

X.	Reliance on IRS Opinion Letter	59

Y.	Lead Employer Signature	59

Z.	Trustee or Custodian Signature	60

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SCUDDER TRUST COMPANY PROTOTYPE DEFINED CONTRIBUTION PLAN FULL-FLEX PROFIT SHARING PLAN (With 401(k) Option) Non-Standardized (003)

ADOPTION AGREEMENT

A.	Preamble

A.1. BY THIS AGREEMENT, the Lead Employer hereby … [check one]:

a. ☐	adopts a new profit sharing plan as of … [complete]:

1.	Original Effective Date: [month day, year].

b. ☒	amends/restates its existing profit sharing plan effective as of … [complete 1. and 2.]:

1. Amendment Effective Date:	June 21, 2004 [month day, year].

2. Original Effective Date:	January 1, 1997 [month day, year]. [NOTE: Insert the original effective date of this Plan, whether as this prototype, another prototype, or in any other form. If two or more plans have been merged or consolidated, insert the original effective date of the plan shown as the surviving plan for government filing purposes (e.g., Form 5500).]

B.	Lead and Participating Employer Information

Lead Employer: [Plan Sec. 2.40]	B.1. Lead Employer Name: Patina Oil & Gas Corporation. B.2. Lead Employer EIN: 75-2629477.

Participating Employers: [Plan Secs. 2.50 and 15.1]

B.3.  The Participating Employers are the … [check each that applies]: [NOTE: If there are more than three Participating Employers, attach the Participating Employer Addendum.]

a.      ☒      Lead Employer.

b.      ☐       following Controlled Group Members … [complete]:

1.      Participating Employer:

Name:         .

Employer EIN:         .

2.      Participating Employer:

Name:         .

Employer EIN:         .

3.      Participating Employer:

Name:         .

Employer EIN:         .

[NOTE: A Controlled Group Member will immediately cease to be a Participating Employer as of the date it ceases to be a Controlled Group Member.]

C.	Plan Information

Plan: [Plan Sec. 1.1]

C.1.  Plan Name: Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan.

C.2.  Plan Number: 001. [NOTE: This is the three-digit identifying number (e.g., 001) that the employer assigns for government filing purposes (e.g., Form 5500).]

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Plan Year: [Plan Sec. 2.58]

C.3.   The Plan Year is the twelve-consecutive-month period ending each December 31 [month day] [check each that applies]:

a.      ☐       The first Plan Year is a short year that began on the Original Effective Date and ended          [month day, year].

b.      ☐       The Plan Year has been amended. The last Plan Year before the amendment ended          [month day, year], and the short Plan Year resulting from the amendment began the next day and ended          [month day, year].

Plan Administrator: [Plan Secs. 2.54 and 14.1]

C.4.   The Plan Administrator is the … [check one]:

a.      ☒      Lead Employer. [NOTE: The Lead Employer may delegate administrative authority to an individual or committee.]

b.      ☐       following individual or entity … [complete]:

Name:         .

c.      ☐       following committee of individuals … [check one]: [NOTE: Either the name of the committee or the individual committee members must be specified.]

1.     ☐        Name of committee:            .

2.     ☐        Committee members … [complete]:

Name:         .

Name:         .

Name:         .

Name:         .

Name:         .

Name:         .

Name:         .

Funding Vehicle: [Plan Secs. 1.3 and 2.32]

C.5.   The Funding Vehicle(s) for the Plan include … [check each that applies]:

a.      ☒      a Trust Fund with ... [check each that applies]:

1.      ☐       individual trustee(s). [NOTE: Individual trustee(s) may serve on a discretionary or directed basis pursuant to the Trust Agreement.]

2.      ☒      a financial organization serving pursuant to the Trust Agreement … [check one]:

a.      ☒      for a Directed Trustee.

b.      ☐       with a Discretionary Trustee Option.

b.      ☐       a Custodial Account. [NOTE: This option is appropriate only for a plan maintained by an unincorporated business and that covers Self-Employed Individuals. Also, the Custodian must be a bank or other organization authorized to act as a custodian with respect to qualified plans.]

c.      ☐       Annuity Funding Contract(s).

Controlling Law State: [Plan Sec. 1.4]

C.6.   The Plan will be construed and administered in accordance with the laws of the State or Commonwealth of New Hampshire to the extent that such laws are not preempted by the laws of the United States of America.

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D.	Eligibility and Service Requirements

Excluded Employment Categories: [Plan Sec. 2.14(a)]

D.1.  Covered Employment does not include employment as … [check each of a. through l. that applies, or check m. or n.]: [NOTE: Covered Employment only includes employment with a Participating Employer. However, it does not include employment as a Collective Bargaining Employee unless the collective bargaining agreement provides for participation in the Plan under the terms set forth in this Adoption Agreement.]

a.      ☒      a non-resident alien who receives no earned income (within the meaning of Code § 911(d)(2)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of Code § 861(a)(3)), or who receives such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention.

b.      ☐       a Highly Compensated Employee.

         [NOTE: Excluding any of the following categories may result in failure to satisfy the coverage requirements of Code § 410(b).]

c.      ☐       a Key Employee.

d.      ☒      a Leased Employee.

e.      ☐      a Self-Employed Individual (that is, a sole proprietor or partner with respect to a Participating Employer).

f.       ☐      a salaried Employee.

g.      ☐       an hourly-wage Employee.

h.      ☐       an Employee paid primarily on a commission basis.

i.       ☐      an Employee working outside the United States.

j.       ☐      a citizen or resident of a foreign country, except those who work in the United States under the following VISA or NAFTA categories … [check one]:

1.      ☐       All categories are excluded except as expressly required by United States Immigration Law.

2.      ☐       The following categories are included [specify]:         .

k.      ☐       an Employee in any of the following units or locations [specify]:          [NOTE: To exclude all Employees of a Controlled Group Member, do not designate that Controlled Group Member as a Participating Employer.]

l.       ☒      other [specify]: independent contractors.

Collective Bargaining Only Plan

m.      ☐     The Plan is exclusively a collective bargaining plan – thus, the only Employees in Covered Employment are those Collective Bargaining Employees who are covered by the following collective bargaining agreement(s) that provides for participation in the Plan … [complete]: [NOTE: All other Employees are excluded from all Components.]

1.              .

2.              .

3.              .

4.              .

5.              .

Prevailing Wage Only Plan

n.      ☐       The Plan is exclusively a “prevailing wage” plan – thus, the only Employees in Covered Employment are those who are employed on prevailing wage projects specified in J.8.f. or on the Prevailing Wage Addendum. [NOTE: All other Employees are excluded from all Components.]

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D.2. Covered Employment … [check one]:

a.      ☐       does not include employment during the transition period following a stock or asset acquisition described in Code § 410(b)(6)(C) … [check if applicable]:

1.      ☐       subject to the following exceptions [complete]: [NOTE: For each listed acquisition, employment becomes Covered Employment as of the Effective Date listed for that acquisition (unless the employment is excluded under D.1.).]

Acquisition:             .

Effective Date:         .

Acquisition:             .

Effective Date:         .

Acquisition:             .

Effective Date:         .

b.      ☒      includes employment during the transition period following a stock or asset acquisition described in Code § 410(b)(6)(C) (unless the employment is excluded under D.1.).

[NOTE: This provision applies only to an individual who becomes an Employee as a result of the acquisition. The “transition period” begins on the date of such acquisition and ends on the last day of the first Plan Year beginning after the date of such acquisition (or, if earlier, upon any significant change in coverage of the Plan other than as a result of subsequent acquisition).]

Age and Service Requirements: [Plan Sec. 3.1(a)]

D.3.  The age requirement for participation will be determined separately for each Component, as specified in F.2., G.2., H.2., I.3. and J.3.

D.4.  The service requirement for participation will be determined separately for each Component, as specified in F.3., G.2., H.2., I.4. and J.4.

Entry: [Plan Secs. 2.27 and 3.1(a)]

D.5.  An Employee in Covered Employment will become an Active Participant in a Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component, except as otherwise provided in J.5. with respect to the Employer Regular Profit Sharing Component.

D.6.  The Entry Dates will be determined separately for each Component, as specified in F.5., G.2., H.2., I.6. and J.6.

Hours of Service: [Plan Sec. 2.64] [complete if hours are used for any purpose – e.g., eligibility, vesting or allocations]

D.7.  An Employee for whom a record of actual hours is not maintained or available (e.g., salaried employees) will be credited with … [check one]:

a.      ☐       190 Hours of Service for each month

b.      ☒      95 Hours of Service for each semi-monthly payroll period

c.      ☐       45 Hours of Service for each week

d.      ☐       10 Hours of Service for each day

… in which he/she has one or more Hours of Service.

D.8.  An Employee for whom a record of actual hours is maintained and available will be credited with … [check one]:

a.      ☒      actual Hours of Service.

b.      ☐       the same equivalency as specified in D.7.

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Method to Determine Service for Eligibility Purposes: [Plan Sec. 2.64] [complete only if a service requirement is imposed on participation in one or more Components]

D.9. Service will be determined for eligibility purposes using the … [check one]:

a.      ☐       hour count method … [complete as necessary] [NOTE: This option should be elected if the hour count method is used to determine Service under any Component.]

1.      An Employee must complete at least          [1,000 or less] Hours of Service during an eligibility computation period for it to count as a year of Service.

2.      The eligibility computation period is the twelve-consecutive-month period beginning on the Service Commencement Date and each … [check one]:

a.      ☐       Plan Year beginning after the Service Commencement Date.

b.      ☐       anniversary of the Service Commencement Date.

3.      An Employee will have satisfied the service requirement as of the … [check one]:

a.      ☐       end of the eligibility computation period during which

b.      ☐       date during the eligibility computation period as of which

… he/she has completed the required Hours of Service.

4.      The hour count method applies to … [check one]:

a.      ☐       all Employees.

b.      ☐       Employees who are … [check each that applies]:

1.      ☐classified as “full-time”

2.      ☐classified as “part-time”

3.      ☐classified as “temporary” or “seasonal”

4.      ☐paid on an hourly-wage basis

5.      ☐paid on a salaried basis

6.      ☐employed with the following Participating Employers [specify]:         ,

… and the elapsed time method applies to all other Employees.

b.      ☒      elapsed time method.

Method to Determine Service for Vesting Purposes: [Plan Sec. 2.64] [complete only if a vesting schedule applies with respect to the Employer Regular Matching or Regular Profit Sharing Component]

D.10. Service will be determined for vesting purposes using the … [check one]:

a.      ☒      hour count method … [complete as necessary]

1.      An Employee must complete at least 1,000 [1,000 or less] Hours of Service during a vesting computation period for it to count as a year of Service.

2.      The vesting computation period is the … [check one of a. through c., and check d. if it applies]:

a.      ☒      Plan Year.

b.      ☐       twelve-consecutive-month period ending each          [month day].

c.      ☐       twelve-consecutive-month period beginning on the Service Commencement Date and each anniversary of the Service Commencement Date.

[check d. if the vesting computation period has been amended]

d.      ☐       The vesting computation period has been amended. The last vesting computation period before the amendment ended          [month day, year], the special vesting computation period resulting from the amendment began          [month day, year] and ended          [month day, year], and the vesting computation period after the amendment is specified above beginning          [month day, year]. [NOTE: The special vesting computation period must be twelve months in length.]

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3.      A Break in Service will occur if the Employee has 500 [500 or less] or fewer Hours of Service during a vesting computation period.

4.      The hour count method applies to … [check one]:

a.      ☒      all Participants.

b.      ☐       Participants who are … [check each that applies]:

1.      ☐classified as “full-time”

2.      ☐classified as “part-time”

3.      ☐classified as “temporary” or “seasonal”

4.      ☐paid on an hourly-wage basis

5.      ☐paid on a salaried basis

6.      ☐employed with the following Participating Employers [specify]:         ,

… and the elapsed time method applies to all other Participants, with Service calculated based on completed years of Service (disregarding fractional years).

b.      ☐       elapsed time method, with Service for vesting purposes being calculated at Termination of Service based on … [check one]:

1.      ☐       completed years of Service (disregarding fractional years).

2.      ☐       completed and fractional years of Service, with fractional years calculated based on completed… [check one]:

a.      ☐       days (365 completed days equals one year).

b.      ☐       months (12 completed months equals one year).

Break in Service Rules for Eligibility and Vesting: [Plan Secs. 2.8, 3.3 and 10.2(m)]

D.11. Service prior to a Break in Service of one year or more … [check one]:

a.      ☒      will be taken into account for eligibility and vesting purposes immediately upon a subsequent return to employment under all Components (unless disregarded under D.12.).

b.      ☐       will not be taken into account for eligibility or vesting purposes under the … [check each that applies]:

1.      ☐       Employer Regular Matching Component

2.      ☐       Employer Regular Profit Sharing Component

… until the Employee completes one year of Service after the Break in Service (in which case Service will be retroactively restored to the Employee). However, such Service will be taken into account immediately upon a subsequent return to employment under each other Component (unless otherwise disregarded under D.12). [NOTE: Use of this option b. may require that retroactive Employer Regular Matching or Regular Profit Sharing Contributions be made on behalf of the Participant.]

D.12. In the case of a Participant who had no vested interest in his/her Account prior to a period of five or more consecutive one-year Breaks in Service (other than a vested interest in an Employee After-Tax, Deductible, Forfeiture Restoration or Rollover Contribution Account), Service prior to such period … [check one]:

a.      ☒      will not

b.      ☐       will

… be taken into account for eligibility or vesting purposes after a subsequent return to employment. [NOTE: In all other cases and for all Participants with a vested interest in their Accounts, Service prior to a Break in Service will be counted after a subsequent return to employment (subject to any restrictions specified in D.11).]

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Predecessor Employer Credit: [Plan Secs. 2.59 and 2.64(c)]

D.13. Employment with the following Predecessor Employer(s) which did not maintain the Plan … [complete as appropriate]: [NOTE: Code § 414(a) requires that service with a Predecessor Employer be taken into account if a plan of the Predecessor Employer is maintained by a Controlled Group Member. The service credit under this D.13. is in addition to that required under Code § 414(a).] [NOTE: If there is more than one Predecessor Employer, attach the Predecessor Employer Addendum.]

         Name: Elysium Energy, L.L.C..

         Employer Identification Number: 14-1824050.

         … counts as Service for … [check each that applies]:

1.      ☒      eligibility purposes, with Service with the Predecessor Employer calculated based on … [check one]:

a.      ☐       Hours of Service from … [check one]:

1.      ☐       last date of hire.

2.      ☐       original date of hire.

3.      ☐       other [specify]:         .

b.      ☒      elapsed time from … [check one]:

1.      ☐       last date of hire.

2.      ☒      original date of hire.

3.      ☐       other [specify]:         .

2.      ☒      vesting purposes, with Service with the Predecessor Employer calculated based on … [check one]:

a.      ☒      Hours of Service from … [check one]:

1.      ☐       last date of hire.

2.      ☒      original date of hire.

3.      ☐       other [specify]:         .

b.      ☐       elapsed time from … [check one]:

1.      ☐       last date of hire.

2.      ☐       original date of hire.

3.      ☐       other [specify]:         .

However, prior service credit for vesting purposes will be limited to          years. [complete if desired.]

3.      ☒      determining whether the Participant is entitled to share in the Employer Regular Matching or Regular Profit Sharing Contribution. For such Participant, the compensation paid by the Predecessor Employer … [check one]:

a.      ☐       is not

b.      ☒      is

… counted as Plan Compensation for purposes of determining or allocating the Employer Regular Matching or Regular Profit Sharing Contribution for the first year of participation under this Plan.

Waiver of Entry Requirements: [Plan Sec. 3.1(f)]

D.14. An Employee in Covered Employment … [check one]:

a.      ☒      must always satisfy the age and/or service requirements to become an Active Participant.

b.      ☐       will become an Active Participant on the … [check one]:

1.      ☐       Original Effective Date

2.      ☐       following date:          [month day, year]

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… even if he/she has not satisfied the … [check each that applies]:

3.      ☐       age

4.      ☐       service

… requirement for participation in the Component.

This age and/or service waiver applies with respect to … [check 5., or check each of 6. through 8. that applies]:

5.      ☐       all Components.

6.      ☐       the Employee Pre-Tax Component (and those Components with eligibility and entry tied to such Component).

7.      ☐       the Employer Regular Matching Component.

8.      ☐       the Employer Regular Profit Sharing Component.

[NOTE: The waiver also applies with respect to the Employee After-Tax Component, if any, if eligibility and entry is tied to that Component under G.2.]

Election Not to Participate: [Plan Sec. 3.5]

D.15. May an Employee elect not to participate in the Plan? [check one]:

a.      ☒      No. [Skip to Section E.]

b.      ☐       Yes … [check one]: [NOTE: This option may result in failure to satisfy the coverage requirements of Code § 410(b) unless it is limited to Highly Compensated Employees.]

1.      ☐       if he/she has a religious objection to participation in the Plan.

2.      ☐       for any reason … [check if applicable]:

a.      ☐       but only if he/she is a Highly Compensated Employee.

E. Plan Compensation

[NOTE: Plan Compensation will be used for nondiscrimination testing unless the Plan Administrator expressly directs that a different definition of compensation be used for such testing for a particular Plan Year. Testing compensation may be used to determine an Employer Qualified Profit Sharing Contribution if so elected in K.5. notwithstanding the elections in this Item E.]

Plan Compensation: [Plan Sec. 2.56]

E.1.  Plan Compensation means … [check one]:

a.      ☒      earnings required to be reported in the Wages, Tips and Other Compensation box 5 of Form W-2.

b.      ☐       earnings for purposes of Code § 415(c)(3).

c.      ☐       earnings for purposes of federal income tax withholding.

[NOTE: Unless specifically excluded below, Plan Compensation includes Employee Pre-Tax Contributions, other Elective Deferrals and amounts that are excluded from income under Code § 125.]

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E.2. Plan Compensation does not include … [check each that applies]:

	With respect to the Employee Pre-Tax or After-Tax Components and the Employer Safe-Harbor, Regular or Qualified Matching Component	With respect to the Employer Safe-Harbor, Regular or Qualified* Profit Sharing Component

a.	☐	☐	Employee Pre-Tax Contributions and other Elective Deferrals.
b.	☐	☐	amounts that are excluded from income under Code § 125 (cafeteria plan).
c.	☐	☐	reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits.

* Except as otherwise elected in K.5. with respect to the Employer Qualified Profit Sharing Component.

[NOTE: The following exclusions (d. through k.) do not apply for purposes of the Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Component. [NOTE: Excluding any of the following items will require the definition of Plan Compensation to be tested for discrimination under Code § 414(s).]

d.	☐	☐	amounts in excess of $ . [NOTE: The amount that may be taken into account for a Plan Year is already limited under Code § 401(a)(17). Include an amount here only if a limit less than the otherwise applicable limit is intended.]
e.	☐	☐	severance pay paid at or prior to Termination of Service. [NOTE: Severance pay or other amounts paid after Termination of Service are automatically excluded.]
f.	☐	☒	bonuses.
g.	☐	☐	commissions.
h.	☐	☐	overtime. [NOTE: Excluding overtime payments with respect to certain contribution types may raise issues under Federal and/or State Wage and Hour Laws.]
i.	☒	☒	Employer Contributions to a Deferred Compensation Plan.

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j.	☒	☒	Distributions from any plan of deferred compensation regardless of whether such amounts are includable in the gross income of the Employees when distributed, amounts realized from the exercise of any nonqualified stock option, or when restricted stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, amounts realized for the sale exchange or other disposition of stock acquired under a qualified stock option described in Part II Subchapter D of the Code; premiums paid for group term life insurance to the extent the premiums are not includable in the Participant’s gross income, contributions by the Employer to an annuity Under Code Section 403(b) of the Code (to the extent not includible in the Participants gross income) and other amounts not received under any Employer sponsored fringe benefit plan (to the extent includible in the Participant’s gross income), any contribution for medical benefits within the meaning of Code Section 419a(f)(2) after separation from Service which is otherwise treated as an Annual Addition, and any amount otherwise treated as an Annual Addition Under Code Section 415.

[NOTE: Amounts paid after an Employee ceases to be an Active Participant in any Component are automatically excluded from Plan Compensation for that Component.]

Plan Compensation for the Plan Year: [Plan Sec. 2.57] [complete only if the Plan includes an Employer Regular Matching or Regular Profit Sharing Component]

E.3.  Plan Compensation for the Plan Year means the Plan Compensation paid within the Plan Year … [check if applicable]:

a.      ☐       except for purposes of the … [check each that applies]:

1.      ☐       Employer Regular Matching Component,

2.      ☐       Employer Regular Profit Sharing Component,

… where Plan Compensation for the Plan Year means Plan Compensation paid within the twelve-consecutive-month period that ends each          [month day] within the Plan Year.

In the case of a Participant hired during such twelve-consecutive-month period, Plan Compensation for the Plan Year means Plan Compensation paid within … [check one]:

3.      ☐       such twelve-consecutive-month period.

4.      ☐       the Plan Year.

E.4.  Plan Compensation for the Plan Year does not include amounts paid prior to the Entry Date … [check if applicable]:

a.      ☐       except for purposes of the … [check one or both of 1. and 2., or check 3.]

1.      ☐       Employer Regular Matching Component,

2.      ☐       Employer Regular Profit Sharing Component,

3.      ☐       Employer Contribution Components (Employer Safe-Harbor, Regular and Qualified Matching Components, and Employer Safe-Harbor, Regular and Qualified Profit Sharing Components, as applicable)

… where Plan Compensation for the Plan Year includes amounts paid during the determination period in E.3., but prior to the Entry Date.

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Imputed Earnings While Disabled: [Plan Sec. 2.56(e)] [complete only if the Plan includes an Employer Regular Profit Sharing Component]

E.5.  Plan Compensation … [check one]:

a.      ☒      will not

b.      ☐       will

… be imputed to a Participant during periods of total disability (as defined in Code § 22(e)(3)) for purposes of determining or allocating Employer Regular Profit Sharing Contributions.

F.	Employee Pre-Tax Component

Employee Pre-Tax Contributions: [Plan Sec. 4.1]	F.1. Employee Pre-Tax Contributions … [check one]: a. ☐ will not [Skip to Section G.] b. ☒ will … be allowed under the Plan.

Age and Service Requirements: [Plan Sec. 3.1(a)]	F.2. For an Employee to participate in the Employee Pre-Tax Component, he/she must have attained age … [check one]: a. ☒ 18 [21 or less]. b. ☐ N/A – there is no age requirement.

F.3.  For an Employee to participate in the Employee Pre-Tax Component, he/she must have completed … [check one]:

a.      ☐       one year of Service (determined under D.9.).

b.      ☒      1 [12 or less] months of Service determined using the elapsed time method (irrespective of the election in D.9.).

c.      ☐       N/A – there is no service requirement.

Entry: [Plan Secs. 2.27 and 3.1(a)]

F.4.  An Employee in Covered Employment will become an Active Participant in the Employee Pre-Tax Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component.

F.5.  The Entry Dates for the Employee Pre-Tax Component are the … [check one]:

a.      ☐       first day of each Plan Year and the first day of the seventh month of each Plan Year.

b.      ☐       first day of each quarter of each Plan Year.

c.      ☒      first day of each month.

d.      ☐       first day of each payroll period.

e.      ☐      day on which the age and service requirements are satisfied.

f.      ☐       first day of each Plan Year. [NOTE: This option is permitted only if (i) there is no age requirement or the age requirement specified in F.2.a. does not exceed 20½, and (ii) there is no service requirement or the service requirement specified in F.3.b. or c. does not exceed 6 months.]

g.      ☐       other [specify]:         . [NOTE: The Entry Dates specified must be at least as favorable as one of the choices in a. – f.]

Pay Reduction Contributions – Minimums/Maximums: [Plan Sec. 4.1(a)]

F.6.  Employee Pre-Tax Contributions are permitted by means of pay reduction in any whole … [check one or both of a. and b., and check c. if it applies]:

a.      ☒      percentage, subject to the following minimum and maximum per payroll period … [check each of 1. and 2. that applies, or check 3.]:

1.      ☒      Minimum: 1 % of Plan Compensation.

2.      ☒      Maximum [complete]:

a.      50 % of Plan Compensation with respect to any Non-Highly Compensated Employee, and

b.      50% [not to exceed the percentage in a.] of Plan Compensation with respect to any Highly Compensated Employee.

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3.      ☐       such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

b.      ☒      dollar amount, subject to the following minimum and maximum per payroll period … [check each of 1. and 2. that applies, or check 3.]:

1.      ☒      Minimum … [check one]:

a.      ☒      $1.

b.      ☐               % of Plan Compensation.

2.      ☒      Maximum: The dollar amount that equals 50% of a participant’s Plan Compensation.

3.      ☐       such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

[check c. only if an annual maximum is desired that is less than the limit under Code § 402(g)].

c.      ☐       provided that the aggregate Employee Pre-Tax Contributions of a Participant for the Plan Year may not exceed … [check one]:

1.      ☐       $        .

2.      ☐               % of Plan Compensation for the Plan Year.

3.      ☐       the lesser of $         or         % of Plan Compensation for the Plan Year.

4.      ☐       such maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

[NOTE: Employee Pre-Tax Contributions are limited by Code § 402(g).]

[NOTE: If the Plan provides for Employer Safe-Harbor Matching Contributions, the maximum under a., b. and c., above, for a Non-Highly Compensated Employee must be at least sufficient to allow the Participant to receive the maximum Employer Safe-Harbor Matching Contribution.]

Catch-Up Election

F.7.  If a Participant has contributed less than the maximum amount for prior payroll periods within the Plan Year, he/she … [check one]:

a.      ☒      may not

b.      ☐       may … [check one]:

1.      ☐       at any time

2.      ☐       at any time during the final month of the Plan Year

3.      ☐       at any time during the final quarter of the Plan Year

4.      ☐       at any time during the Plan Year in which the Employee Pre-Tax Component becomes effective (but not later Plan Years)

… increase his/her pay reductions above the maximum in subsequent payroll periods to account for no prior pay reductions, or pay reductions at less than the maximum.

[NOTE: In such case, the total pay reductions for the Plan Year may not exceed the maximum(s) specified above applied by reference to Plan Compensation for the Plan Year.]

Automatic Enrollment

F.8.  Upon initial entry into the Employee Pre-Tax Component, a Participant will be deemed to have elected a pay reduction of … [check one]: [NOTE: Some State laws may prohibit or limit automatic enrollments.]

a.      ☒      N/A – the automatic enrollment provision does not apply.

b.      ☐               % [5% or less] of Plan Compensation per payroll period unless he/she affirmatively elects a different percentage or amount or elects not to receive Employee Pre-Tax Contributions.

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Special Effective Date [complete if desired]:

This provision will be effective as of          [month day, year] with respect to individuals who become … [check one of 1. or 2., and check 3. if it applies]

1.      ☐       Employees

2.      ☐       Active Participants in the Employee Pre-Tax Component

… on or after that date....

3.      ☐       This provision will also apply effective as of that date to each then current Active Participant in the Employee Pre-Tax Component who … [check one]:

a.      ☐       does not then have a pay reduction agreement in effect … [check if applicable]:

1.      ☐       and who has not revoked such an agreement in the last          [specify number] months.

b.      ☐       does not then have a pay reduction agreement in effect, or who has a pay reduction agreement in effect of less than the automatic enrollment percentage above.

Pay Reduction Agreements: [Plan Sec. 4.1(a)]

F.9.    The initial pay reduction agreement made by a Participant may be effective as soon as administratively practicable after his/her initial Entry Date. Thereafter, if a Participant does not have a pay reduction agreement in effect (because he/she has not previously filed one, or because it has been revoked), a pay reduction agreement may be effective as soon as administratively practicable on or after … [check one]:

a.      ☒      any Entry Date.

b.      ☐       the first day of any Plan Year or the first day of the seventh month of any Plan Year.

c.      ☐       the first day of any Plan Year.

d.      ☐       the first day of any quarter of any Plan Year.

e.      ☐       the first day of any month.

f.      ☐       the date the election is made.

F.10.  A pay reduction agreement may be modified effective as soon as administratively practicable on or after … [check one]:

a.      ☒      any Entry Date.

b.      ☐       the first day of any Plan Year or the first day of the seventh month of any Plan Year.

c.      ☐       the first day of any Plan Year.

d.      ☐       the first day of any quarter of any Plan Year.

e.      ☐       the first day of any month.

f.      ☐       the date the election is made.

F.11.  A pay reduction agreement may be revoked effective as soon as administratively practicable on or after … [check one]:

a.      ☒      any Entry Date.

b.      ☐       the first day of any Plan Year or the first day of the seventh month of any Plan Year.

c.      ☐       the first day of any Plan Year.

d.      ☐       the first day of any quarter of any Plan Year.

e.      ☐       the first day of any month.

f.      ☐       the date the election is made.

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Cash or Deferred Contributions: [Plan Sec. 4.1(c)]

F.12. A cash or deferred option is available with respect to … [check one]: [NOTE: If a cash or deferred option is available with respect to an item of compensation, a general pay reduction agreement will not apply to that item.]

a.      ☒      N/A – a cash or deferred option is not available. [Skip to F.15.]

b.      ☐       bonuses paid during the Plan Year and designated as eligible for this option by the Lead Employer.

c.      ☐       payments in lieu of a cash distribution of accrued but unused vacation time.

d.      ☐       employer credits under a cafeteria plan that are otherwise made available under such plan as a cash distribution to the Participant.

e.      ☐       the following incentive, bonus or equity plan(s) [specify]:         .

F.13. The contributions made pursuant to this cash or deferred option may not exceed … [check one]: a. ☐ % of the designated payments subject to the cash or deferred option. b. ☐ $ per Plan Year.

F.14. The contributions made pursuant to this cash or deferred option … [check one]:

a.      ☐       are

b.      ☐       are not

… eligible for Employer Regular Matching Contributions. [NOTE: If the Plan provides for Employer Safe-Harbor Matching Contributions, the contributions made pursuant to this cash or deferred option are eligible for such Employer Safe-Harbor Matching Contributions.]

In-Service Withdrawals: [Plan Sec. 11.2]

F.15. Withdrawals are allowed from Employee Pre-Tax Contribution Accounts … [check a., or check each of b. and c. that applies]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☒      for any reason after… [check one]:

1.      ☒      Normal Retirement Age (or age 59½, if later).

2.      ☐       age 59½.

3.      ☐       age [60 or more].

c.      ☒      at any age on account of Hardship.

G.	Employee After-Tax Component

Employee After-Tax Contributions: [Plan Sec. 4.2]	G.1. Employee After-Tax Contributions … [check one]: a. ☒ will not [Skip to Section H.] b. ☐ will … be allowed under the Plan.

Age and Service Requirements/Entry: [Plan Secs. 2.27 and 3.1(a)]

G.2. The eligibility and entry requirements for the Employee After-Tax Component are the same as for the … [check one]:

a.      ☐       Employee Pre-Tax Component.

b.      ☐       Employer Regular Matching Component.

c.      ☐       Employer Regular Profit Sharing Component.

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Payroll Withholding Contributions:	G.3. Employee After-Tax Contributions … [check one]:
[Plan Sec. 4.2(a)]

a.      ☐       will not be allowed by means of payroll withholding.

b.      ☐       will be allowed by means of payroll withholding in any whole … [check one or both of 1. and 2., and check 3. if it applies]:

1.      ☐       percentage, subject to the following minimum and maximum per payroll period … [check each of a. and b. that applies, or check c.]:

a.      ☐       Minimum:         % of Plan Compensation.

b.      ☐       Maximum [complete 1., and complete 2. if it applies]:

1.      Maximum … [complete]:

a.              % of Plan Compensation with respect to any Non-Highly Compensated Employee, and

b.              % [not to exceed the percentage in a.] of Plan Compensation with respect to any Highly Compensated Employee.

2.      Combined Maximum [complete if desired]: The Employee Pre-Tax and After-Tax Contributions of a Participant in combination may not exceed         % of Plan Compensation per payroll period (other than as a result of a catch-up election under F.7.).

c.      ☐       such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

2.      ☐       dollar amount, subject to the following minimum and maximum per payroll period … [check each a. and b. that applies, or check c.]:

a.      ☐       Minimum … [check one]:

1.      ☐       $        .

2.      ☐               % of Plan Compensation.

b.      ☐       Maximum [complete 1., and complete 2. if it applies]:

1.      Maximum:         $ .

2.      Combined Maximum [complete if desired]: The Employee Pre-Tax and After-Tax Contributions of a Participant in combination may not exceed $         per payroll period (other than as a result of a catch-up election under F.7.).

c.      ☐       such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

[check 3. only if an annual maximum is desired]

3.      ☐       provided that the aggregate Employee After-Tax Contributions of a Participant for the Plan Year may not exceed … [check one]:

a.      ☐       $        .

b.      ☐               % of Plan Compensation for the Plan Year.

c.      ☐       the lesser of $         or         % of Plan Compensation for the Plan Year.

d.      ☐       such maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

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Direct Contributions: [Plan Sec. 4.2(c)]

G.4. Employee After-Tax Contributions … [check one]:

a.      ☐       will not be allowed by means other than payroll withholding.

b.      ☐       will be allowed by such means (other than payroll withholding) as may be prescribed from time to time by the Lead Employer (e.g., personal checks). … [check if applicable]:

1.      ☐       The maximum amount of the Employee After-Tax Contributions allowed in any Plan Year (including by payroll withholding, if allowed) is … [check one]:

a.      ☐       $        .

b.      ☐        %of Plan Compensation for the Plan Year.

Required Contributions – Thrift Plan: [Plan Sec. 4.2(b)]

G.5. An Active Participant will be required to make Employee After-Tax Contributions equal to … [check one]:

a.      ☐       N/A – such contributions will not be required.

b.      ☐               % of Plan Compensation per payroll period.

c.      ☐       the percentage, not less than         %, of Plan Compensation per payroll period that is selected by the Participant upon his/her enrollment in the Employee After-Tax Component.

In-Service Withdrawals: [Plan Sec. 11.2]

G.6. Withdrawals are allowed from Employee After-Tax Contribution Accounts … [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason and at any time. … [check if applicable]:

1.      ☐       Employee After-Tax Contributions will be suspended for          [not more than 12] months after such a withdrawal.

c.      ☐       for any reason after … [check one]:

1.      ☐       Normal Retirement Age.

2.      ☐       age 59½.

3.      ☐       age        .

H.	Employer Safe-Harbor Component

Employer Safe-Harbor Contributions: [Plan Secs. 5.1 and 6.1]

H.1. This Plan … [check one]:

a.      ☒      is not intended to be a Safe-Harbor Plan. [Skip to Section I.]

b.      ☐       is intended to be a Safe-Harbor Plan, and safe-harbor contributions will be made under … [check one]:

1.      ☐       this Plan.

2.      ☐       the following defined contribution plan [specify]:        . [Skip to Section I.] [NOTE: The other plan must have the same Plan Year as this Plan.]

[NOTE: Employee After-Tax Contributions (if any) will remain subject to the Actual Contribution Percentage Test of Code § 401(m) regardless of whether this Plan is a Safe-Harbor Plan. Further, Employer Safe-Harbor and Regular Matching Contributions will remain subject to the Actual Contribution Percentage Test of Code § 401(m) if any such contribution is made based on Employee Pre-Tax and/or After-Tax Contributions in excess of 6% of Plan Compensation or the Plan otherwise fails to satisfy the requirements of Code § 401(m)(11)(B).]

Special Effective Date [complete if applicable]:

The designation as a Safe-Harbor Plan is effective as of          [month day, year] [no earlier than the first day of the first Plan Year beginning on or after January 1, 1999]. [NOTE: A designation as a Safe-Harbor Plan can be effective only as of

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the first day of a Plan Year (including a short first Plan Year) or as of the date on which the Employee Pre-Tax Component is first effective under the Plan. The Adoption Agreement adding an Employer Safe-Harbor Matching Component to this Plan must be executed before the Component becomes effective. The Adoption Agreement adding an Employer Safe-Harbor Profit Sharing Component to this Plan must be executed at least 30 days before the end of the Plan Year in which the Component becomes effective.]

Age and Service Requirements: [Plan Sec. 3.1(a)]

H.2. For an Employee to participate in the Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Component, he/she must have … [check one]:

a.      ☐       attained age 21 and completed one year of Service (determined under D.9.). [NOTE: If this option is elected, the portion of the Employee Pre-Tax Component covering Participants who have not satisfied these age and service requirements must be disaggregated, and must separately satisfy Code § 410(b) and the Average Deferral Percentage Test of Code § 401(k).] [NOTE: If this option is elected, the Entry Dates for the Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Component are the first day of the Plan Year and the first day of the seventh month of the Plan Year.]

b.      ☐       satisfied the same age and service requirements as for the Employee Pre-Tax Component.

Employer Safe-Harbor Contributions: [Plan Sec. 5.1]

H.3. The Employer Safe-Harbor Contribution will be an … [check one]:

a.      ☐       Employer Safe-Harbor Matching Contribution made in accordance with … [check 1. or 2., and complete 3. and 4.]:

1.      ☐       the following schedule … [complete schedule]:

Basic Matching Formula

The Employer Safe-Harbor Matching Contribution will be:			Of Match Eligible Contributions*:
A			B
1 100%		of the first:	3%
2%	[50% or more, but not more than 1A%]	of the next:	2%
3%	[not more than 2A%]	of the next:	1%

[NOTE: If the following are used, the Plan will satisfy the 401(k) Safe-Harbor but not the 401(m) Safe-Harbor.]
4%	[not more than 3A%]	of the next:	%
5%	[not more than 4A%]	of the next:	%
6%	[not more than 5A%]	of the next:	%

*Of Match Eligible Contributions (expressed as a percentage of Plan Compensation) for payroll periods ending within the Matching Contribution Period.

[NOTE: To satisfy the minimum requirements for an Employer Safe-Harbor Matching Contribution, 2.A. must be completed.]

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Enhanced Matching Formula	2. ☐ the following schedule … [complete schedule]:

The Employer Safe-Harbor Matching Contribution will be:			Of Match Eligible Contributions*:
A			B
1 100%		of the first:	4%
2%	[not more than 1A%]	of the next:	1%
3%	[not more than 2A%]	of the next:	1%

[NOTE: If the following are used, the Plan will satisfy the 401(k) Safe-Harbor but not the 401(m) Safe-Harbor.]
4%	[not more than 3A%]	of the next:	%
5%	[not more than 4A%]	of the next:	%
6%	[not more than 5A%]	of the next:	%

*Of Match Eligible Contributions (expressed as a percentage of Plan Compensation) for payroll periods ending within the Matching Contribution Period.

[NOTE: To satisfy the minimum requirements for an Employer Safe-Harbor Matching Contribution, no items need to be completed.]

3.      The Match Eligible Contributions are the Employee Pre-Tax Contributions … [check if applicable]:

a.      ☐       and Employee After-Tax Contributions.

4.      The Matching Contribution Period is … [check one]:

a.      ☐       each Plan Year.

b.      ☐       each payroll period.

c.      ☐       each month.

d.      ☐       each quarter of each Plan Year.

[NOTE: Employer Safe-Harbor Matching Contributions will be calculated based on the Match Eligible Contributions and Plan Compensation for each Matching Contribution Period. However, if H.2.a. is elected, Match Eligible Contributions and Plan Compensation prior to the Entry Date for the Employer Safe-Harbor Matching Component will be disregarded in calculating the Employer Safe-Harbor Matching Contributions unless otherwise specified in E.4. with respect to Plan Compensation.]

[NOTE: Employer Safe-Harbor Matching Contributions should not be deposited or allocated until the end of the Matching Contribution Period.]

Profit Sharing Formula

b.      ☐       Employer Safe-Harbor Profit Sharing Contribution in the amount of         % [3% or more] of the Participant’s Plan Compensation for the Plan Year. [NOTE: If the Plan is Top-Heavy, the contribution formula for the Employer Safe-Harbor Profit Sharing Contributions will be applied with the applicable modifications described in Plan Sec. 17.1(b) unless an additional contribution is elected in Q.2.]

[NOTE: If H.2.a. is elected, Plan Compensation prior to the Entry Date for the Employer Safe-Harbor Profit Sharing Component will be disregarded in calculating the Employer Safe-Harbor Profit Sharing Contributions unless otherwise specified in E.4.]

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In-Service Withdrawals: [Plan Sec. 11.2]

H.4.  Withdrawals are allowed from Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Contribution Accounts … [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason after… [check one]:

1.      ☐       Normal Retirement Age (or age 59½ if later).

2.      ☐       age 59½.

3.      ☐       age [60 or more]:

c.      ☐       for Hardship after age 59½.

I. Employer Regular Matching Component

Employer Regular Matching Contributions: [Plan Sec. 5.2]	I.1. Employer Regular Matching Contributions … [check one]: a. ☒ will not [Skip to Section J.] b. ☐ will … be made under the Plan.

Excluded Employment Categories: [Plan Sec. 2.14(a)]

I.2.    Covered Employment with respect to the Employer Regular Matching Component does not include … [check one]: [NOTE: Any exclusions below are in addition to any exclusions in D.1.]

a.      ☐       N/A – there are no additional exclusions.

b.      ☐       employment … [check each that applies]:

1.      ☐       as a Highly Compensated Employee.

2.      ☐       as a Key Employee.

3.      ☐       on prevailing wage projects covered by J.8.f.

4.      ☐       other [specify]:         . [NOTE: Specify a group whose exclusion will not result in discrimination in favor of Highly Compensated Employees.]

Age and Service Requirements: [Plan Sec. 3.1(a)]

I.3.    For an Employee to participate in the Employer Regular Matching Component, he/she must have attained age … [check one]:

a.      ☐                [21 or less].

b.      ☐       N/A – there is no age requirement.

I.4.    For an Employee to participate in the Employer Regular Matching Component, he/she must have completed … [check one]: [NOTE: If more than one year of Service (12 months of elapsed time Service) is required for eligibility, the Plan must provide for full and immediate vesting of Employer Regular Matching Contribution Accounts.]

a.      ☐       one year of Service (determined under D.9.).

b.      ☐       two years of Service (determined under D.9.).

c.      ☐                [24 or less] months of Service determined using the elapsed time method (irrespective of the election in D.9.).

d.      ☐       N/A - there is no service requirement.

Entry: [Plan Secs. 2.27 and 3.1(a)]

I.5.    An Employee in Covered Employment will become an Active Participant in the Employer Regular Matching Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component.

I.6.    The Entry Dates for the Employer Regular Matching Component are the … [check one]:

a.      ☐       first day of each Plan Year and the first day of the seventh month of each Plan Year.

b.      ☐       first day of each quarter of each Plan Year.

c.      ☐       first day of each month.

d.      ☐       first day of each payroll period.

e.      ☐       day on which the age and service requirements are satisfied.

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f.      ☐       first day of each Plan Year. [NOTE: This option is permitted only if (i) there is no age requirement or the age requirement specified in I.3.a. does not exceed 20½, and (ii) there is no service requirement or the service requirement specified in I.4.c. or d. does not exceed 6 months, or 18 months if full and immediate vesting.]

g.      ☐       other [specify]:         . [NOTE: The Entry Dates specified must be at least as favorable as one of the choices in a. – f.]

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Requirements to Receive an Employer Regular Matching Contribution: [Plan Sec. 5.2(a) or (b)]

I.7.   To receive an Employer Regular Matching Contribution for a Plan Year, a Participant must be an Active Participant in the Employer Regular Matching Component at some time during the Plan Year … [check one]: [NOTE: Employer Regular Matching Contributions should not be made on behalf of any Participant until he/she has satisfied the conditions imposed on the receipt of such contributions.]

a.      ☐       but need not be an Employee on the last day of the Plan Year or have completed any specified number of Hours of Service.

b.      ☐       and must either be an Employee on the last day of the Plan Year or must have completed at least          [1,000 or less] Hours of Service during the Plan Year. However, these requirements do not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:        .

c.      ☐       and must both be an Employee on the last day of the Plan Year and must have completed at least [1,000 or less] Hours of Service during the Plan Year. However, … [check one]:

1.      ☐       these requirements do not apply

2.      ☐       the last day requirement does not apply

… if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

3.      ☐       died.

4.      ☐       became Disabled.

5.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:        .

d.      ☐       and must be an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:        .

e.      ☐       and must have completed at least [1,000 or less] Hours of Service during the Plan Year. However, this requirement does not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:        .

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Matching Formula: [Plan Sec. 5.2(a) or (b)] Fixed Contributions – based on Percentage of Match Eligible Contributions to Plan Compensation Optional: – Profits Contingency – Discretionary Contributions	I.8. Employer Regular Matching Contributions will be … [check one]: a. ☐ determined under the following schedule … [complete schedule and the items that follow]:
	The Employer Regular Matching Contribution will be:			Of the Match Eligible Contributions*:
	A			B
	1%		of the first:	%
	2%	[less than 1A%]	of the next:	%
	3%	[less than 2A%]	of the next:	%
	4%	[less than 3A%]	of the next:	%
	5%	[less than 4A%]	of the next:	%

* Of Match Eligible Contributions (expressed as a percentage of Plan Compensation) for payroll periods ending within the Matching Contribution Period.

1.      The Match Eligible Contributions are the … [check each that applies]:

a.      ☐       Employee Pre-Tax Contributions (except as provided in F.14.).

b.      ☐       Employee After-Tax Contributions. … [check if applicable]:

1.      ☐       except that the Employer Regular Matching Contributions made on Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Regular Matching Contributions will be made on Employee After-Tax Contributions in accordance with a schedule that conforms with a schedule in a., b. or c. Otherwise, the Employer Regular Matching Contributions made for a Plan Year on Employee After-Tax Contributions will be allocated in proportion of the Employee After-Tax Contributions for payroll periods ending within the Plan Year.]

2.      The Matching Contribution Period is … [check one]:

a.      ☐       each Plan Year.

b.      ☐       each payroll period.

c.      ☐       each month.

d.      ☐       each quarter of each Plan Year.

e.      ☐       each half of each Plan Year.

f.      ☐       other [specify]:         . [Note: Specify a period longer than a Plan Year.]

[NOTE: Employer Regular Matching Contributions will be calculated based on the Match Eligible Contributions and Plan Compensation for each Matching Contribution Period – “true-up” contributions may be elected under 3.]

[NOTE: Employer Regular Matching Contributions should not be deposited or allocated until the end of the Matching Contribution Period.]

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3.      The Employer Regular Matching Contributions will be calculated separately for each Matching Contribution Period and … [check one]:

a.      ☐       N/A – the Matching Contribution Period is the Plan Year.

b.      ☐       “true-up” contributions will not be made.

c.      ☐       then will be recalculated based on the Match Eligible Contributions and Plan Compensation for the Plan Year, and “true-up” contributions will be made accordingly, with respect to each eligible Participant described in I.7 … [check if applicable]:

1.      ☐       who is an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:        .

4.      The Employer Regular Matching Contribution is … [check one]: [NOTE: If Employer Regular Matching Contributions are contingent on Net Profits, the Matching Contribution Period must be the Plan Year and the contributions should not be deposited or allocated until after the end of the Plan Year.]

a.      ☐       not contingent on Net Profits.

b.      ☐       contingent on … [check one]:

1.      ☐       current (for the fiscal year ending with or within the Plan Year)

2.      ☐       accumulated

… Net Profits of the Participating Employers, determined under … [check one]:

3.      ☐       GAAP ☐ before ☐ after the payment of discretionary bonuses.

4.      ☐       other [specify]:        .

5.      The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the … [check one]:

a.      ☐       N/A - such contributions will not be made.

b.      ☐       Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.7 … [check if applicable]:

1.      ☐       who are Non-Highly Compensated Employees.

c.      ☐       Match Eligible Contributions of each eligible Participant that do not exceed         % of his/her Plan Compensation for the Plan Year. The allocation will be made among all eligible Participants described in I.7 … [check if applicable]:

1.      ☐       who are Non-Highly Compensated Employees.

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Fixed Contributions – based on Dollar Amount of Match Eligible Contributions	b. ☐ determined under the following schedule … [complete schedule and the items that follow]:
Optional: – Profits Contingency – Discretionary Contributions	The Employer Regular Matching Contribution will be:			Of the Match Eligible Contributions*:
	A			B
	1%		of the first:	$ .

	2%	[less than 1A%]	of the next:	$ .

	3%	[less than 2A%]	of the next:	$ .

	4%	[less than 3A%]	of the next:	$ .

	5%	[less than 4A%]	of the next:	$ .

* Of Match Eligible Contributions (expressed as a dollar amount) for payroll periods ending within the Matching Contribution Period.

1.      The Match Eligible Contributions are the … [check each that applies]:

a.      ☐       Employee Pre-Tax Contributions (except as provided in F.14.).

b.      ☐       Employee After-Tax Contributions. … [check if applicable]:

1.      ☐       except that the Employer Regular Matching Contributions made on Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: The Lead Employer may have specified in a written action taken prior to the first day of the Plan Year that the Employer Regular Matching Contributions will be made on Employee After-Tax Contributions in accordance with a schedule that conforms with a schedule in a., b. or c. Otherwise, the Employer Regular Matching Contributions made for a Plan Year on Employee After-Tax Contributions will be allocated in proportion of the Employee After-Tax Contributions for payroll periods ending within the Plan Year.]

2.      The Matching Contribution Period is … [check one]:

a.      ☐       each Plan Year.

b.      ☐       each payroll period.

c.      ☐       each month.

d.      ☐       each quarter of each Plan Year.

e.      ☐       each half of each Plan Year.

f.      ☐       other [specify]:        . [Note: Specify a period longer than a Plan Year.]

[NOTE: Employer Regular Matching Contributions will be calculated based on the Matching Eligible Contributions and Plan Compensation for each Matching Contribution Period –“true-up” contributions may be elected under 3.]

[NOTE: Employer Regular Matching Contributions should not be deposited or allocated until the end of the Matching Contribution Period.]

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3.      The Employer Regular Matching Contribution will be calculated separately for each Matching Contribution Period and … [check one]:

a.      ☐       N/A – the Matching Contribution Period is the Plan Year.

b.      ☐       “true-up” contributions will not be made.

c.      ☐       then will be recalculated based on the Match Eligible Contributions and Plan Compensation for the Plan Year, and “true-up” contributions will be made accordingly, with respect to each eligible Participant described in I.7. … [check if applicable]:

1.      ☐       who is an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:        .

4.      The Employer Regular Matching Contribution is … [check one]: [NOTE: If Employer Regular Matching Contributions are contingent on Net Profits, the Matching Contribution Period must be the Plan Year and the contributions should not be deposited or allocated until after the end of the Plan Year.]

a.      ☐       not contingent on Net Profits.

b.      ☐       contingent on … [check one]:

1.      ☐       current (for the fiscal year ending with or within the Plan Year)

2.      ☐       accumulated

… Net Profits of the Participating Employers, determined under … [check one]:

3.      ☐       GAAP ☐ before ☐ after the payment of discretionary bonuses.

4.      ☐       other [specify]:        .

5.      The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the … [check one]:

a.      ☐       N/A - such contributions will not be made.

b.      ☐       Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.7 … [check if applicable]:

1.      ☐       who are Non-Highly Compensated Employees.

c.      ☐       Match Eligible Contributions of each eligible Participant that do not exceed $         for the Plan Year. The allocation will be made among all eligible Participants described in I.7 … [check if applicable]:

1.      ☐       who are Non-Highly Compensated Employees.

Fixed Contributions – based on Years of Credited Service:

c.      ☐       determined under the following schedule … [complete schedule and the items that follow]: [NOTE: Use of this option will require benefits, rights and features testing under Code § 401(a)(4).] [NOTE: If this option is elected, the Matching Contribution Period is the Plan Year and contributions should not be deposited or allocated until after the end of the Plan Year.]

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Optional: – Profits Contingency – Discretionary Contributions	The Employer Regular Matching Contribution will be:	Of Match Eligible Contributions for Participants with at least the following number of years of credited service:

	A	B

	1%	1 yr. [NOTE: If more than one year of Service is required to participate in the Employer Regular Matching Component, that service requirement must be satisfied to receive a contribution.]
	2% [more than 1A%]	yrs. [more than 1B]
	3% [more than 2A%]	yrs. [more than 2B]
	4% [more than 3A%]	yrs. [more than 3B]
	5% [more than 4A%]	yrs. [more than 4B]

1.      The Match Eligible Contributions are the … [check each that applies]:

a.      ☐       Employee Pre-Tax Contributions (except as provided in F.14.).

b.      ☐       Employee After-Tax Contributions. … [check if applicable]:

1.      ☐       except that the Employer Regular Matching Contributions made on Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that the Employer Regular Matching Contributions will be made on Employee After-Tax Contributions in accordance with a schedule that conforms with a schedule in a., b. or c. Otherwise, the Employer Regular Matching Contributions made for a Plan Year on Employee After-Tax Contributions will be allocated in proportion of the Employee After-Tax Contributions for payroll periods ending within the Plan Year.]

2.      The Participant’s years of credited service for this purpose means … [check one]:

a.      ☐       the number of Plan Years in which the Participant had         [1,000 or less] or more Hours of Service.

b.      ☐       the number of years of elapsed time Service of the Participant as of the last day of the Plan Year.

3.      The Employer Regular Matching Contribution is … [check one]:

a.      ☐       not contingent on Net Profits.

b.      ☐       contingent on … [check one]:

1.      ☐       current (for the fiscal year ending with or within the Plan Year)

2.      ☐       accumulated

… Net Profits of the Participating Employers, determined under … [check one]:

3.      ☐       GAAP [     ] before [     ] after the payment of discretionary bonuses.

4.      ☐       other [specify]:         .

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4.      The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the … [check one]:

a.      ☐       N/A – such contributions will not be made.

b.      ☐       Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.7 … [check if applicable]:

1.      ☐       who are Non-Highly Compensated Employees.

c.      ☐       Match Eligible Contributions of each eligible Participant that do not exceed         % of his/her Plan Compensation for the Plan Year. The allocation will be made among all eligible Participants described in I.7 … [check if applicable]:

1.      ☐       who are Non-Highly Compensated Employees.

Discretionary Contributions

d.      ☐       a discretionary amount determined by the Lead Employer.

The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that Employer Regular Matching Contributions will be made for such Plan Year in accordance with a schedule that conforms with a schedule specified in a., b. or c., above. A separate schedule may apply to Employee Pre-Tax Contributions and Employee After-Tax Contributions.

If such written action is not taken prior to the first day of the Plan Year, then any Employer Regular Matching Contribution made for the Plan Year on Employee Pre-Tax Contributions will be allocated … [check one]:

1.      ☐       in proportion to Employee Pre-Tax Contributions (except as provided in F.14.) for payroll periods ending within the Plan Year that do not exceed … [check one]:

a.      ☐       N/A – no limit.

b.      ☐       $        .

c.      ☐               % of Plan Compensation for the Plan Year.

d.      ☐       the lesser of $         or         % of Plan Compensation for the Plan Year.

2. ☐ under the following schedule … [complete]:
	The following percent of the Employer Regular Matching Contribution for the Plan Year:	Will be allocated in proportion to Employee Pre-Tax Contributions (except as provided in F.14.) that do not exceed the following percent of Plan Compensation for the Plan Year:
	A	B
	1%	%
	2%	% [less than 1B%]
	3%	% [less than 2B%]

Total = 100%

[NOTE: The steps in the allocation formula provide cumulative contributions at lower deferral levels.]

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3. ☐ under the following schedule … [complete]:
	The following dollar amount of the Employer Regular Matching Contribution for the Plan Year:	Will be allocated in proportion to Employee Pre-Tax Contributions (except as provided in F.14.) that do not exceed the following percent of Plan Compensation for the Plan Year:

	A	B
	1 The first: $ .	%

	2 The next: $ .	% [less than 1B%]

	3 The remainder:	% [less than 2B%]

[NOTE: The steps in the allocation formula provide cumulative contributions at lower deferral levels.]

Any Employer Regular Matching Contribution made for the Plan Year on Employee After-Tax Contributions will be allocated in proportion of Employee After-Tax Contributions for payroll periods ending within the Plan Year.

[NOTE: If the Plan provides for discretionary Employer Safe-Harbor Matching Contributions, Employer Safe-Harbor Matching and Regular Matching Contributions will remain subject to the Actual Contribution Percentage Test of Code § 401(m) if discretionary contributions made on behalf of any Participant exceed 4% of his/her Plan Compensation for the Plan Year.]

Minimums and Maximums: [Plan Sec. 5.2(d)]

I.9.   The minimum Employer Regular Matching Contribution that any Participant who has Match Eligible Contributions can receive for any Plan Year is … [check one]:

a.      ☐       N/A – no minimum (except as results from the matching schedule).

b.      ☐       $        .

c.      ☐               % of Plan Compensation for the Plan Year.

I.10. The maximum Employer Regular Matching Contribution that any Participant can receive for any Plan Year is … [check one]: [NOTE: A separate maximum needs to be specified only if the match is discretionary and a maximum is desired, or if a matching schedule applies and a maximum is desired that is less than the maximum otherwise resulting from the matching schedule.]

a.      ☐       N/A – no maximum (except as results from the matching schedule).

b.      ☐       $         .

c.      ☐               % of Plan Compensation for the Plan Year.

d.      ☐       the lesser of $         or %         of Plan Compensation for the Plan Year.

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Vesting Schedule for Employer Regular Matching Component: [Plan Sec. 10.2(e)]

I.11.   A Participant’s vested percentage in his/her Employer Regular Matching Contribution
Account will be … [check one]:

a.      ☐       100% at all times.

b.      ☐       determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1%
2%
3%		[20% or more]
4%		[40% or more]
5%		[60% or more]
6%		[80% or more]
7 or more	100%

c. ☐ determined under the following schedule … [complete as desired]:
Years of Service	Vested Percentage
0	0%
1%
2%
3%
4%
5 or more	100%

[NOTE: If the Plan is Top-Heavy, and if the vesting schedule specified above does not satisfy the vesting requirements appropriate for a Top-Heavy Plan under Plan Sec. 17.2, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2. If the Plan was, but has ceased to be Top-Heavy, the appropriate vesting schedule will be determined under Q.3.]

I.12. The vesting schedule specified above applies to the Employer Regular Matching Contribution Accounts … [check one]: [NOTE: If the vesting schedule is amended, special rules (including a participant election) may apply under Plan Sec. 10.2(k).]

a.      ☐       of all Participants.

b.      ☐       of Participants who become … [check one]:

1.      ☐       Employees

2.      ☐       Active Participants in the Employer Regular Matching Component

… on or after          [month day, year] (and the vesting schedule in effect prior to such date will apply to all other Participants).

c.      ☐       reflecting Employer Regular Matching Contributions made for periods on or after          [month day, year] (and the vesting schedule in effect prior to such date will apply to all Employer Regular Matching Contributions made for periods prior to such date).

Treatment of Forfeitures: [Plan Sec. 5.2(g)] [complete only if a vesting schedule applies with respect to any part or all of the Employer Regular Matching Contribution Account]

I.13. A Pending Allocation Account that reflects Forfeitures from Employer Regular Matching Contribution Accounts … [check one]:

a.      ☐       can

b.      ☐       cannot

… be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.

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I.14.  A Pending Allocation Account that reflects Forfeitures from Employer Regular Matching Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in I.13.) will be … [check one]:

a.      ☐       applied as a credit against … [check each that applies]:

1.      ☐       Employer Safe-Harbor and/or Regular Matching Contributions

2.      ☐       Employer Safe-Harbor and/or Regular Profit Sharing Contributions

… that are made under the Plan, as and when directed by the Lead Employer.

b.      ☐       allocated as of the last day of the Plan Year as an additional … [check one]:

1.      ☐       Employer Regular Matching Contribution.

2.      ☐       Employer Regular Profit Sharing Contribution. [NOTE: If the Plan provides for a fixed contribution determined under an integrated formula, the allocation will be made in proportion to Plan Compensation for the Plan Year.]

The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan. [NOTE: If the Plan provides for a variable contribution (e.g., a discretionary contribution), and a contribution is not made for a Plan Year, the allocation will be made in the same manner as the variable contribution would have been allocated.]

c.      ☐       allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants described in I.7.

In-Service Withdrawals: [Plan Sec. 11.2]

I.15.  Withdrawals are allowed from Employer Regular Matching Contribution Accounts…[check a., or check each of b. through d. that applies]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason after… [check one]:

1.      ☐       Normal Retirement Age.

2.      ☐       age 59½.

3.      ☐       age         [check each that applies]:

a.      ☐       and completion of          years of … [check one]:

1.      ☐       vesting Service.

2.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

b.      ☐       but only if at the time of the withdrawal the Participant is … [check one]:

1.      ☐       fully vested

2.      ☐       at least          % vested

… in his/her Employer Regular Matching Contribution Account.

4.      ☐       completion of          years of … [check one]:

a.      ☐       vesting Service.

b.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

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c.      ☐       at any age on account of Hardship … [check if applicable]:

1.      ☐       but only if at the time of the withdrawal the Participant is … [check one]:

a.      ☐       fully vested

b.      ☐       at least         % vested

… in his/her Employer Regular Matching Contribution Account.

d.      ☐       for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Employer Regular Matching Contribution Account, and provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal … [check if applicable]: [NOTE: The calculation of the maximum amount available for withdrawal is set forth in Plan Sec. 11.2(a).]

1.      ☐       unless the Participant has completed five years of participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

J. Employer Regular Profit Sharing Component

Profit Sharing Contributions: [Plan Sec. 6.2]	J.1. Employer Regular Profit Sharing Contributions … [check one]: a. ☒ will b. ☐ will not [Skip to Section K.] … be made under the Plan.

Excluded Employment Categories: [Plan Sec. 2.14(a)]

J.2.    Covered Employment with respect to the Employer Regular Profit Sharing Component does not include … [check one]: [NOTE: Any exclusions below are in addition to any exclusions in D.1.]

a.      ☒      N/A – there are no additional exclusions.

b.      ☐       employment … [check each that applies]:

1.      ☐       as a Highly Compensated Employee.

2.      ☐       as a Key Employee.

3.      ☐       other [specify]:         . [Note: Specify a group whose exclusion will not result in discrimination in favor of Highly Compensated Employees.]

Age and Service Requirements: [Plan Sec. 3.1(a)]	J.3. For an Employee to participate in the Employer Regular Profit Sharing Component, he/she must have attained age … [check one]: a. ☒ 18 [21 or less]. b. ☐ N/A – there is no age requirement.

J.4.    For an Employee to participate in the Employer Regular Profit Sharing Component, he/she must have completed … [check one]: [NOTE: If more than one year of Service (12 months of elapsed time Service) is required for eligibility, the Plan must provide for full and immediate vesting of Employer Regular Profit Sharing Contribution Accounts.]

a.      ☐       one year of Service (determined under D.9.).

b.      ☐       two years of Service (determined under D.9.).

c.      ☒      1 [24 or less] months of Service determined using the elapsed time method (irrespective of the election in D.9.).

d.      ☐       N/A – there is no service requirement.

Entry: [Plan Secs. 2.27 and 3.1(a)]

J.5.    An Employee in Covered Employment will become an Active Participant in the Employer Regular Profit Sharing Component on the Entry Date that … [check one]:

a.      ☒      coincides with or next follows

b.      ☐       coincides with or next precedes

c.      ☐       is nearest to

… the date he/she satisfies the age and service requirements for such Component.

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J.6.    The Entry Dates for the Employer Regular Profit Sharing Component are the … [check one]:

a.      ☐       first day of each Plan Year and the first day of the seventh month of each Plan Year.

b.      ☐       first day of each quarter of each Plan Year.

c.      ☒      first day of each month.

d.      ☐       first day of each payroll period.

e.      ☐       day on which the age and service requirements are satisfied.

f.      ☐       first day of each Plan Year. [NOTE: This option is permitted only if (i) there is no age requirement or the age requirement specified in J.3.a. does not exceed 20½, and (ii) there is no service requirement or the service requirement specified in J.4.c. or d. does not exceed 6 months, or 18 months if full and immediate vesting.]

g.      ☐       other [specify]:         . [NOTE: The Entry Dates specified must be at least as favorable as one of the choices in a. – f.]

Requirements to Share in the Employer Regular Profit Sharing Contribution: [Plan Sec. 6.2(a) or (b)]

J.7.    To share in the Employer Regular Profit Sharing Contribution for a Plan Year, a Participant must be an Active Participant in the Employer Regular Profit Sharing Component at some time during the Plan Year … [check one]:

a.      ☐       but need not be an Employee on the last day of the Plan Year or have completed any specified number of Hours of Service.

b.      ☐       and must either be an Employee on the last day of the Plan Year or must have completed at least          [1,000 or less] Hours of Service during the Plan Year. However, these requirements do not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:         .

c.      ☒      and must both be an Employee on the last day of the Plan Year and must have completed at least 3 Months of Service during the Plan Year. However, … [check one]:

1.      ☒      these requirements do not apply

2.      ☐       the last day requirement does not apply

… if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

3.      ☒      died.

4.      ☒      became Disabled.

5.      ☒      retired after … [check each that applies]:

a.      ☒      Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:         .

d.      ☐       and must be an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:         .

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e.      ☐       and must have completed at least          [1,000 or less] Hours of Service during the Plan Year. However, this requirement does not apply if the Participant’s Termination of Service occurred during the Plan Year because he/she … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check each that applies]:

a.      ☐       Normal Retirement Age.

b.      ☐       Early Retirement Age.

c.      ☐       age [specify]:         .

Contribution/Allocation Formula: [Plan Sec. 6.2(a) or (b)]

J.8.    The Employer Regular Profit Sharing Contribution for each Plan Year will … [check one of a. through e., and check f. if it applies. Do not check b. or d. if any Controlled Group Member maintains any other plan that is integrated and that covers any of the same Participants]: [NOTE: If the Plan is Top-Heavy, the contribution formula or allocation method for the Employer Regular Profit Sharing Contributions will be applied with the applicable modifications described in Plan Sec. 17.1(b) unless an additional contribution is elected in Q.2.]

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Non-Integrated Variable Formula – Discretionary or Non-Discretionary with Profits Contingency

a.      ☐       be allocated among the eligible Participants … [check one]:

1.      ☐       in proportion to Plan Compensation for the Plan Year

2.      ☐       as an equal dollar amount (subject to the limits of Code § 415)

… using the nonintegrated allocation formula in Plan Sec. 6.2(a)(1). The amount of the contribution will be … [check one]:

3.      ☐       a discretionary amount determined by the Lead Employer (not contingent on Net Profits).

4.      ☐                % of … [check one]:

a.      ☐       current (for the fiscal year ending with or within the Plan Year)

b.      ☐       accumulated

… Net Profits of the Participating Employers, determined under … [check one]:

c.      ☐       GAAP ☐ before ☐ after the payment of discretionary bonuses,

d.      ☐       other [specify]:         .

Integrated Variable Formula – Discretionary or Non-Discretionary with Profits Contingency

b.      ☒      be allocated among the eligible Participants using an integrated allocation formula in Plan Sec. 6.2(a)(2). The amount of the contribution will be … [check 1., 2. or 3., and complete 4. and 5. below]:

1.      ☒      a discretionary amount determined by the Lead Employer (not contingent on Net Profits).

2.      ☐                % of … [check one]:

a.      ☐       current (for the fiscal year ending with or within the Plan Year)

b.      ☐       accumulated

…Net Profits of the Participating Employers, determined under … [check one]:

c.      ☐       GAAP ☐ before ☐ after the payment of discretionary bonuses,

d.      ☐       other [specify]:

… but not to exceed the maximum amount deductible under the Code (or such other limits as may be imposed under the Plan).

3.      ☐                % [15% or less] of the aggregate Plan Compensation for the Plan Year of all eligible Participants.

4.      The Integration Level is … [check one]:

a.      ☒      the Taxable Wage Base in effect at the beginning of the Plan Year.

b.      ☐       $          [not more than the Taxable Wage Base in effect at the beginning of the Plan Year in which this dollar amount is first effective].

c.      ☐                % [less than 100%] of the Taxable Wage Base in effect at the beginning of the Plan Year … [check if desired]:

1.      ☐       increased to the next highest whole dollar.

5.      The integrated allocation formula used is the … [check one]:

a.      ☒      Two-step formula.

b.      ☐       Three-step formula.

c.      ☐       Four-step formula.

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Non-Integrated Fixed Formula – Non-Discretionary with Optional Profits Contingency

c.      ☐       equal a fixed amount for each eligible Participant. The amount of the contribution will be … [check one of 1., 2. or 3., and complete 4. and 5. below]:

1.      ☐       $         for the Plan Year.

2.      ☐       $         for each … [check one]:

a.      ☐       Hour of Service

b.      ☐       day

c.      ☐       week

… as an Active Participant in the Employer Profit Sharing Component during the Plan Year.

3.      ☐               % [not to exceed 15%] of Plan Compensation for the Plan Year.

4.      The Employer Regular Profit Sharing Contribution is … [check one]:

a.      ☐       not contingent on Net Profits.

b.      ☐       contingent on … [check one]:

1.      ☐       current (for the fiscal year ending with or within the Plan Year)

2.      ☐       accumulated

… Net Profits of the Participating Employers, determined under … [check one]:

3.      ☐       GAAP ☐ before ☐ after the payment of discretionary bonuses.

4.      ☐       other [specify]:          .

5.               The Lead Employer ... [check one]:

a.      ☐       does not

b.      ☐       does

... have the discretion to direct that an additional Employer Regular Profit Sharing Contribution be made for a Plan Year which, if made, will be allocated among the eligible Participants described in J.7. … [check if applicable]:

c.      ☐       who are Non-Highly Compensated Employees

… in proportion to the Plan Compensation for the Plan Year of each eligible Participant.

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Integrated Fixed Formula – Non-Discretionary with Optional Profits Contingency

d.      ☐       equal a fixed amount for each eligible Participant. The amount of the contribution will be … [complete 1. through 5. below]:

1.              % of Plan Compensation for the Plan Year, plus

2.              % of Plan Compensation for the Plan Year in excess of the Integration Level [the percentage in 2. may not exceed the lesser of the percentage in 1. or the percentage in the table below]:

	Table
	If the Integration Level is:	The maximum percentage is:
	The Taxable Wage Base for the current year (“TWB”)	5.7%

	More than 80% of the TWB but less than 100% of the TWB	5.4%

	More than the greater of 20% of the TWB or $10,000 but not more than 80% of the TWB	4.3%

	Less than or equal to the greater of $10,000 or 20% of the TWB	5.7%

3.      The Integration Level is … [check one]:

a.      ☐       the Taxable Wage Base in effect at the beginning of the Plan Year.

b.      ☐               % [less than 100%] of the Taxable Wage Base in effect at the beginning of the Plan Year … [check if desired]:

1.      ☐       increased to the next highest whole dollar.

4.      The Employer Regular Profit Sharing Contribution is … [check one]:

a.      ☐       not contingent on Net Profits.

b.      ☐       contingent on … [check one]:

1.      ☐       current (for the fiscal year ending with or within the Plan Year)

2.      ☐       accumulated

… Net Profits of the Participating Employers, determined under … [check one]:

3.      ☐       GAAP ☐ before ☐ after the payment of discretionary bonuses.

4.      ☐       other [specify]:         .

5.      The Lead Employer … [check one]:

a.      ☐       does not

b.      ☐       does

... have the discretion to direct that an additional Employer Regular Profit Sharing Contribution be made for a Plan Year which, if made, will be allocated among the eligible Participants described in J.7. … [check if applicable]:

c.      ☐       who are Non-Highly Compensated Employees

… in proportion to the Plan Compensation for the Plan Year of each eligible Participant.

Uniform Point Formula

e.      ☐       be allocated among the eligible Participants in proportion to the “points” of each eligible Participant. An eligible Participant will be awarded … [check one or both of 1. and 2., and check 3. if it applies]

1.      ☐                [specify a whole number] points for each year of age he/she has attained by the last day of the Plan Year.

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2.      ☐                [specify a whole number] points for each year of credited service he/she has completed by the last day of the Plan Year. … [complete]

a.      The Participant’s years of credited service for this purpose means … [check one]:

1.      ☐       the number of Plan Years in which the Participant had          [1,000 or less] or more Hours of Service.

2.      ☐       the number of years of elapsed time Service of the Participant as of the last day of the Plan Year.

b.      The Participant’s years of credited service taken into account will not exceed … [check one]:

1.      ☐       N/A – there is no limit.

2.      ☐       years.

[check 3. if points are awarded based on compensation]

3.      ☐                [specify a whole number] points for each $         [not more than $200] of Plan Compensation for the Plan Year.

Prevailing Wage Formula

f.      ☐       equal a fixed amount for each hour working on a project and in a job category covered by the Prevailing Wage Laws. The amount of the contribution will be determined … [check one of 1. or 2., and complete 3. and 4.]:

1.      ☐       as specified on the Prevailing Wage Addendum. [NOTE: A contribution will be made only with respect to projects and job categories listed on the Prevailing Wage Addendum.]

2.      ☐       as follows … [complete]:

	For contracts classified as …	The contribution amount will be …
	___________	☐ $ per hour
☐ % of the prevailing wage.
	___________	☐ $ per hour
☐ % of the prevailing wage.
	___________	☐ $ per hour
☐ % of the prevailing wage.
3. The contribution will be made on behalf of each Active Participant in the Prevailing Wage Component … [check if applicable]: a. ☐ who is a Non-Highly Compensated Employee.

4.      If such a Participant also is eligible for an Employer Regular Profit Sharing Contribution for a Plan Year, such contribution … [check one]:

a.      ☐       N/A – such Participants will not be eligible for Employer Regular Profit Sharing Contributions.

b.      ☐       will not

c.      ☐       will

… be offset by the Prevailing Wage Contribution.

[NOTE: Employer Regular Profit Sharing Contributions should not be deposited or allocated until the end of the Plan Year (except under a Prevailing Wage Component).]

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Vesting Schedule for Employer Regular Profit Sharing Component: [Plan Sec. 10.2(e)]

J.9.   A Participant’s vested percentage in his/her Employer Regular Profit Sharing Contribution Account will be … [check one]:

a.      ☐       100% at all times.

b.      ☒      determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1	34%
2	67%
3	100%		[20% or more]
4	100%		[40% or more]
5	100%		[60% or more]
6	100%		[80% or more]
7 or more	100%

c. ☐ determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1	___	%
2	___	%
3	___	%
4	___	%
5 or more	100%

[NOTE: If the Plan is Top-Heavy, and if the vesting schedule specified above does not satisfy the vesting requirements appropriate for a Top-Heavy Plan under Plan Sec. 17.2, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2. If the Plan was, but has ceased to be Top-Heavy, the appropriate vesting schedule will be determined under Q.3.]

J.10.  The vesting schedule specified above applies to the Employer Regular Profit Sharing Contribution Accounts … [check one]: [NOTE: If the vesting schedule is amended, special rules (including a participant election) may apply under Plan Sec. 10.2(k).]

a.      ☒      of all Participants.

b.      ☐       of Participants who become … [check one]:

1.      ☐       Employees

2.      ☐       Active Participants in the Employer Regular Profit Sharing Component

… on or after          [month day, year] (and the vesting schedule in effect prior to such date will apply to all other Participants).

c.      ☐       reflecting Employer Regular Profit Sharing Contributions made for periods on or after          [month day, year] (and the vesting schedule in effect prior to such date will apply to all Employer Regular Profit Sharing Contributions made for periods prior to such date).

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Treatment of Forfeitures: [Plan Sec. 6.2(d)] [complete only if a vesting schedule applies with respect to any part or all of the Employer Regular Profit Sharing Contribution Account]

J.11.  A Pending Allocation Account that reflects Forfeitures from Employer Regular Profit Sharing Contribution Accounts … [check one]:

a.      ☒      can

b.      ☐       cannot

… be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.

J.12.  A Pending Allocation Account that reflects Forfeitures from Employer Regular Profit Sharing Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in J.11) will be … [check one]:

a.      ☐       applied as a credit against … [check each that applies]:

1.      ☐       Employer Safe-Harbor and/or Regular Matching Contributions

2.      ☐       Employer Safe-Harbor and/or Regular Profit Sharing Contributions

… that are made under the Plan, as and when directed by the Lead Employer.

b.      ☒      allocated as of the last day of the Plan Year as an additional Employer Regular Profit Sharing Contribution. The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution (disregarding any contribution under a prevailing wage formula), under the Plan. [NOTE: If the Plan provides for a variable contribution (e.g., a discretionary contribution), and a contribution is not made for a Plan Year, the allocation will be made in the same manner as the variable contribution would have been allocated.] [NOTE: If the Plan provides for a fixed contribution under an integrated formula, the allocation will be made in proportion to Plan Compensation for the Plan Year.]

c.      ☐       allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants described in J.7.

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In-Service Withdrawals: [Plan Sec. 11.2]

J.13.  Withdrawals are allowed from Employer Regular Profit Sharing Contribution Accounts … [check a., or check each of b. through d. that applies]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☒      for any reason after… [check one]:

1.      ☐       Normal Retirement Age.

2.      ☒      age 59½.

3.      ☐       age          … [check each that applies]:

a.      ☐       and completion of          years of … [check one]:

1.      ☐       vesting Service.

2.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

b.      ☐       but only if at the time of the withdrawal the Participant is … [check one]:

1.      ☐       fully vested

2.      ☐       at least         % vested

… in his/her Employer Regular Profit Sharing Contribution Account.

4.      ☐       completion of         years of … [check one]:

a.      ☐       vesting Service.

b.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

c.      ☒      at any age on account of Hardship … [check if applicable]:

1.      ☒      but only if at the time of the withdrawal the Participant is … [check one]:

a.      ☒      fully vested

b.      ☐       at least % vested

… in his/her Employer Regular Profit Sharing Contribution Account.

d.      ☐       for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Employer Regular Profit Sharing Contribution Account, and provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal … [check if applicable]: [NOTE: The calculation of the maximum amount available for withdrawal is set forth in Plan Sec. 11.2(a).]

1.      ☐       unless the Participant has completed five years of participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

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K.	Employer Qualified Matching and Profit Sharing Component

[NOTE: Contributions elected under this Section K. are in addition to any Employer Safe-Harbor Matching, Regular Matching, Safe-Harbor Profit Sharing or Regular Profit Sharing Contributions.]

Employer Qualified Contributions: [Plan Secs. 5.3 and 6.3]

K.1.  Employer Qualified Matching and/or Qualified Profit Sharing Contributions … [check one]:

a.      ☒      will

b.      ☐       will not [Skip to Section L.]

… be made under the Plan.

[NOTE: Employer Qualified Matching and/or Qualified Profit Sharing Contributions must be made within twelve months following the close of the applicable Plan Year. However, contributions made later than 30 days after the employer’s tax filing deadline must be treated as Annual Additions in the Limitation Year made for purposes of Code § 415.]

[NOTE: The “applicable” Plan Year is the current Plan Year if the current year testing method is used, or the prior Plan Year if the prior year testing method is used.]

Employer Qualified Matching Contributions (QMACs): [Plan Sec. 5.3]

K.2.  Employer Qualified Matching Contributions (QMACs) will be allocated among the … [check one of a. or b., and check one of c. – e.]:

a.      ☒      Non-Highly Compensated Employees

b.      ☐       Highly and Non-Highly Compensated Employees [NOTE: This option is not appropriate if the “prior year” testing method is used.]

… who … [check one]:

c.      ☒      are eligible Participants described in I.7 (relating to the Employer Regular Matching Component) with respect to the applicable Plan Year. [NOTE: This option is appropriate only if the Plan includes an Employer Regular Matching Component.]

d.      ☐       benefit under the applicable Component for the applicable Plan Year. [NOTE: The “applicable” Component is the Employee Pre-Tax Component in the case of a contribution made to satisfy the Actual Deferral Percentage (ADP) Test of Code § 401(k); or the Employer Regular Matching Component in the case of a contribution made to satisfy the Actual Contribution Percentage (ACP) Test of Code § 401(m).] [NOTE: If a Component is disaggregated into two or more separate Components for purposes of the coverage requirements of Code § 410(b), any discretionary contribution will be determined separately for each disaggregated Component.]

[NOTE: An Employee “benefits” under the Employee Pre-Tax Component if he/she is eligible to make Employee Pre-Tax Contributions during the applicable Plan Year. An Employee “benefits” under the Employer Regular Matching Component if he/she satisfies the requirements in I.7. for the applicable Plan Year.]

e.      ☐       are Active Participants in the Employee Pre-Tax Component … [check one]:

1.      ☐       at some time during

2.      ☐       on the last day of

3.      ☐       throughout

… the applicable Plan Year.

K.3.  Employer Qualified Matching Contributions (QMACs) will be a discretionary amount determined by the Lead Employer. The contribution will be allocated … [check one]:

a.      ☒      in proportion to the Employee Pre-Tax Contributions of each eligible Participant that do not exceed … [check one]:

1      ☒       N/A – no limit.

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2.      ☐                % of his/her Plan Compensation for the Plan Year. [NOTE: If the Plan includes an Employer Safe-Harbor Component, include a percentage no greater than 6%.]

3.      ☐       $         .

b.      ☐       as an equal dollar amount to each eligible Participant who has Employee Pre-Tax Contributions.

c.      ☐       in proportion to the Employer Regular Matching Contributions of each eligible Participant.

Employer Qualified Profit Sharing Contributions (QNECs): [Plan Sec. 6.3]

K.4.  Employer Qualified Profit Sharing Contributions (QNECs) will be allocated among the … [check one of a. or b., and check one of c. – e.]:

a.      ☒      Non-Highly Compensated Employees

b.      ☐       Highly and Non-Highly Compensated Employees [NOTE: This option is not appropriate if the “prior year” testing method is used.]

… who … [check one]:

c.      ☒      are eligible Participants described in J.7 (relating to the Employer Regular Profit Sharing Component) with respect to the applicable Plan Year. [NOTE: This option is appropriate only if the Plan includes an Employer Regular Profit Sharing Component.]

d.      ☐       benefit under the applicable Component for the applicable Plan Year. [NOTE: The “applicable” Component is the Employee Pre-Tax Component in the case of a contribution made to satisfy the Actual Deferral Percentage (ADP) Test of Code § 401(k); or the Employer Regular Matching Component in the case of a contribution made to satisfy the Actual Contribution Percentage (ACP) Test of Code § 401(m).] [NOTE: If a Component is disaggregated into two or more separate Components for purposes of the coverage requirements of Code § 410(b), any discretionary contribution will be determined separately for each disaggregated Component.]

[NOTE: An Employee “benefits” under the Employee Pre-Tax Component if he/she is eligible to make Employee Pre-Tax Contributions during the applicable Plan Year. An Employee “benefits” under the Employer Regular Matching Component if he/she satisfies the requirements in I.7. for the applicable Plan Year.]

e.      ☐       are Active Participants in the Employee Pre-Tax Component … [check one]:

1.      ☐       at some time during

2.      ☐       on the last day of

3.      ☐       throughout

… the applicable Plan Year.

K.5.  Employer Qualified Profit Sharing Contributions (QNECs) will be a discretionary amount determined by the Lead Employer. The contribution will be allocated … [check one]:

a.      ☒      as a uniform percentage of Plan Compensation for the Plan Year… [check each that applies]:

1.      ☒      using testing compensation as the definition of Plan Compensation for the Plan Year instead of the definition in Item E. [NOTE: For this purpose, “testing compensation” means the definition of compensation used for purposes of applying the Actual Deferral Percentage (ADP) Test or Actual Contribution Percentage (ACP) Test for the applicable Plan Year.]

2.      ☐       disregarding Plan Compensation for the Plan Year in excess of $         [specify a dollar amount less than the compensation limit in effect under Code § 401(a)(17)].

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b.      ☐       as an equal dollar amount.

c.      ☐       first to the eligible Participant with the lowest Plan Compensation for the Plan Year, then to the eligible Participant with the next lowest Plan Compensation for the Plan Year, etc. until the applicable test is met, with the allocation to each eligible Participant limited to the amount permitted under Code § 415. [NOTE: This option is not appropriate if the allocation will be made to Highly Compensated Employees.]

[NOTE: If a Component is disaggregated into two or more separate Components for purposes of the coverage requirements of Code § 410(b), any discretionary contribution will be determined separately for each disaggregated Component.]

In-Service Withdrawals: [Plan Sec. 11.2]

K.6.  Withdrawals are allowed from Employer Qualified Matching and/or Qualified Profit Sharing Contribution Accounts … [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☒      for any reason after… [check one]:

1.      ☐       Normal Retirement Age (or age 59½, if later).

2.      ☒      age 59½.

3.      ☐       age          [60 or more].

c.      ☐       for Hardship after age 59½.

L. Employee Rollover Component

Employee Rollover Contributions: [Plan Sec. 4.5]

L.1.   Employee Rollover Contributions are … [check one]

a.      ☐       not allowed. [Skip to Section M.]

b.      ☒      allowed if the Employee is … [check one]:

1.      ☒      in Covered Employment (but regardless of whether he/she is an Active Participant).

2.      ☐       an Active Participant in any Component of the Plan.

L.2.   Employee Rollover Contributions will be allowed in … [check one]:

a.      ☒      cash only … [check if applicable]:

1.      ☐       except that an outstanding loan made under a prior employer’s plan will be accepted if the loan is not in default and the transfer satisfies such requirements as may be imposed under the participant loan program (if any) of the Plan.

b.      ☐       cash or in kind (to the extent not prohibited by the Funding Agent), except that an outstanding loan made under a prior employer’s plan … [check one]:

1.      ☐       will not be accepted.

2.      ☐       will be accepted only if the loan is not in default and the transfer satisfies such requirements as may be imposed under the participant loan program (if any) of the Plan.

In-Service Withdrawals: [Plan Sec. 11.2]

L.3.   Withdrawals are allowed from Employee Rollover Contribution Accounts … [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☒      for any reason and at any time.

c.      ☐       for any reason after … [check one]:

1.      ☐       Normal Retirement Age.

2.      ☐       age 59½.

3.      ☐       age         .

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M.	Retirement, Disability and Hardship

Retirement Age: [Plan Secs. 2.19 and 2.47]

M.1.   The Normal Retirement Age is … [check one]:

a.      ☒      age 59.5 [65 or less].

b.      ☐       the later of age          [65 or less] or the          [5th or less] anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

M.2. The Early Retirement Age is … [check one]:

a.      ☐       N/A – early retirement is not recognized under the Plan.

b.      ☒      age 55 [less than Normal Retirement Age].

c.      ☐       the later of age          [less than Normal Retirement Age] or the date on which the Participant completes          years of vesting Service.

Disability: [Plan Sec. 2.18]

M.3.   A Participant will be deemed to be Disabled for purposes of the Plan if he/she … [check one]:

a.      ☐       has a physical or mental condition that makes him/her unable to engage in any substantial gainful activity and that can be expected to result in death or has lasted or can be expected to last for at least a twelve-consecutive-month period.

b.      ☐       meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.

c.      ☐       has been determined to be disabled for purposes of Social Security.

d.      ☒      has a physical or mental condition that makes him/her permanently unable to perform the normal duties of his/her job with the Participating Employer.

e.      ☐       has a physical or mental condition that makes him/her permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

Hardship: [Plan Sec. 2.33]

M.4.  A Participant will be deemed to be under a Hardship for purposes of the Plan if he/she has a financial need resulting from … [check each that applies]:

a.      ☒      expenses for medical care described in Code § 213(d) incurred by the Participant, his/her spouse, or his/her dependents (as defined in Code § 152), or necessary for any of those persons to obtain such medical care.

b.      ☒      costs directly related to the purchase of the Participant’s principal residence (excluding mortgage payments).

c.      ☒      payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his/her spouse, children, or dependents.

d.      ☒      the need to prevent the eviction of the Participant from the Participant’s principal residence or foreclosure on the mortgage of the Participant’s principal residence.

e.      ☐       other [specify in a manner that prevents employer discretion]:         . [NOTE: This hardship standard does not apply to hardship withdrawals from Employee Pre-Tax Contribution Accounts prior to age 59½.]

M.5.  The Hardship amount … [check one]:

a.      ☒      may

b.      ☐       may not

… include any amount necessary to pay any federal, state or local income taxes or penalties reasonably expected to result from the distribution.

N.	Special Vesting Rules

[NOTE: Do not complete if the Plan provides for full and immediate vesting of all Contribution Accounts. Skip to Section O.]

Vesting: [Plan Sec. 10.2(e)]

N.1.   A Participant’s vested percentage in his/her Employee Pre-Tax, After-Tax, Deductible, Forfeiture Restoration and Rollover Contribution Accounts, and in his/her Employer Safe-Harbor Matching, Qualified Matching, Safe-Harbor Profit Sharing and Qualified Profit Sharing Contribution Accounts, will be 100% at all times.

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A Participant’s vested percentage in his/her Employer Regular Matching Contribution Account will be determined under I.11.

A Participant’s vested percentage in his/her Employer Regular Profit Sharing Contribution Account will be determined under J.9.

Service Disregarded for Vesting: [Plan Sec. 10.2(f)]

N.2.   To determine the vested percentage of a Participant in his/her Employer Regular Matching or Regular Profit Sharing Contribution Account, Service … [check each that applies]:

a.      ☐       before the Participant attained the age of          [18 or less]

b.      ☐       before any Controlled Group Member first maintained this Plan (or a predecessor plan)

… will be disregarded. …

c.      ☐       Such Service also will be disregarded for purposes of determining … [check each that applies]:

1.      ☐       Early Retirement Age.

2.      ☐       whether a Participant has satisfied the requirements to receive an in-service withdrawal that is conditioned on vesting Service.

Special Vesting Events: [Plan Sec. 10.2(b)]

N.3.   A Participant will be fully vested in an Employer Regular Matching and/or Regular Profit Sharing Contribution Account if he/she … [check each that applies]:

a.      ☒      dies

b.      ☒      becomes Disabled

c.      ☐       attains age          [less than Normal Retirement Age]

d.      ☒      attains Early Retirement Age

… while employed with a Controlled Group Member. [NOTE: A Participant will in all events be fully vested upon attainment of Normal Retirement Age while employed with a Controlled Group Member.]

Forfeitures: [Plan Sec. 10.2(g)]

N.4.   The portion of an Employer Regular Matching or Regular Profit Sharing Contribution Account in which a Participant is not vested will become a Forfeiture on the earlier of the date the Participant incurs a period of five consecutive one year Breaks in Service or the … [check one]:

a.      ☒      first day of the Plan Year after the Plan Year in which

b.      ☐       last day of the Plan Year in which

c.      ☐       date on which

d.      ☐       last day of the … [check one]:

1.      ☐       first

2.      ☐       second

3.      ☐       third

4.      ☐       fourth

5.      ☐       fifth

… Plan Year after the Plan Year in which

… the Participant receives a full distribution of the vested portion of the Contribution Account (or immediately upon Termination of Service if the Participant is not vested in the Contribution Account).

Vesting Formula for Partially Vested: [Plan Sec. 10.2(c) and (g)]

N.5.   If a Participant receives a distribution after his/her Termination of Service of less than the full vested balance of a partially vested Employer Regular Matching or Regular Profit Sharing Account … [check one]:

a.      ☒      the following formula will apply after the distribution to determine the vested portion of the Contribution Account … [check one]: [NOTE: Under this option, a partial distribution will not result in an immediate Forfeiture.] [NOTE: This

© 2001	45	Full-Flex - 003

formula will also apply if a Participant is eligible to and does receive an in-service withdrawal (including those for Hardship) from a partially vested Employer Regular Matching and Regular Profit Sharing Account.]

1.      ☐       P(AB+D)-D

2.      ☒      P[AB+(RxD)]-(RxD)

b.      ☐       a proportionate share of the remaining balance of the Contribution Account will immediately become a Forfeiture. [NOTE: Under this option, the Forfeiture will be immediately taken from the Contribution Account and credited to the Pending Allocation Account reflecting Forfeitures.]

If a Participant makes a withdrawal (including those for Hardship) before his/her Termination of Service from a partially vested Employer Regular Matching or Regular Profit Sharing Contribution Account, the formula that will apply to determine the vested portion of such Contribution Account after the in-service withdrawal is … [check one]:    [NOTE: The variables used in the following formulas are described in Plan Sec. 10.2(c).]

1.      ☐       N/A – In-service withdrawals are not permitted from partially vested Accounts.

2.      ☐       P(AB+D)-D

3.      ☐       P[AB+(RxD)]-(RxD)

Reinstatement upon Return to Service: [Plan Sec. 10.2(h)]

N.6.   A Participant who has a Termination of Service, receives a distribution of the vested portion of an Employee Regular Matching or Regular Profit Sharing Contribution Account and returns to Covered Employment … [check one]:

a.      ☒      will

b.      ☐       will not

… be required to repay the prior distribution in order to have the amount of a prior Forfeiture reinstated to such Contribution Account.

Special Vesting Rules for Life Insurance: [Plan Sec. 10.3]

N.7.   The value attributable to a life insurance policy held for the Contribution Account of the Participant will be … [check one]:

a.      ☒      N/A – life insurance is not available from a partially vested Contribution Account.

b.      ☐       fully vested notwithstanding the normal vesting rules applicable to the Contribution Account.

c.      ☐       subject to the normal vesting rules applicable to the Contribution Account … [check if applicable]:

1.      ☐       and all premiums paid on a term life policy (other than unearned premiums returned by the insurance company to the Trustee or Custodian) and, in the case of a cash value policy … [check one]:

a.      ☐       the excess of the premium paid over the cash surrender value of the policy

b.      ☐       the PS-58 cost charged to the Participant as a result of the Trustee or Custodian holding the policy

… will be treated as a withdrawal for purposes of applying the formula specified in N.5.

O.	Employer Securities

Employer Securities: [Plan Sec. 14.15 and 14.16]	O.1. The Plan … [check one]: a. ☐ may not [Skip to Section P.] b. ☒ may … hold Qualifying Employer Securities or Predecessor Employer Securities.

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Voting Provisions: [Plan Secs. 14.15(d) and 14.16]

O.2.   A Participant will be allowed to direct the vote on Qualifying Employer Securities credited to his/her Account on … [check one]: [NOTE: A Participant is not allowed to vote with respect to Predecessor Employer Securities.]

a.      ☒      any matter put to the vote of shareholders. Qualifying Employer Securities for which Participants fail to provide timely direction will be voted … [check one]:

1.      ☒      in the same proportion as the votes cast on securities for which other Participants provide timely direction.

2.      ☐       at the discretion of the Lead Employer, or a Named Fiduciary or Investment Manager designated by the Lead Employer.

3.      ☐       at the discretion of the Trustee.

b.      ☐       any significant corporate event (as defined in Plan Sec. 14.15(e)). … [complete 1. and 2.]:

1.      Qualifying Employer Securities for which Participants fail to provide timely direction will be voted … [check one]:

a.      ☐       in the same proportion as the votes cast on securities for which other Participants provide timely direction.

b.      ☐       at the discretion of the Lead Employer, or a Named Fiduciary or Investment Manager designated by the Lead Employer.

c.      ☐       at the discretion of the Trustee.

2.      With respect to any matter other than a significant corporate event, Qualifying Employer Securities will be voted … [check one]:

a.      ☐       at the discretion of the Lead Employer, or a Named Fiduciary or Investment Manager designated by the Lead Employer.

b.      ☐       at the discretion of the Trustee.

c.      ☐       N/A – not allowed to direct any vote. Qualifying Employer Securities will be voted … [check one]:

1.      ☐       at the discretion of the Lead Employer, or a Named Fiduciary or Investment Manager designated by the Lead Employer.

2.      ☐       at the discretion of the Trustee.

Tender Provisions: [Plan Secs. 14.15(e) and 14.16]

O.3.   A Participant will be allowed to direct the hold or sell/exchange decision on Qualifying Employer Securities or Predecessor Employer Securities credited to his/her Account in … [check one]:

a.      ☒      any … [check one or both]:

1.      ☒      tender or exchange offer.

2.      ☒      cash or stock offer made in connection with a merger or other corporate transaction.

Qualifying Employer Securities or Predecessor Employer Securities for which Participants fail to provide timely direction will be held or sold/exchanged … [check one]:

3.      ☒      in the same proportion as the securities for which other Participants provide timely direction.

4.      ☐       at the discretion of the Lead Employer, or a Named Fiduciary or Investment Manager designated by the Lead Employer.

5.      ☐       at the discretion of the Trustee.

b.      ☐       N/A – not allowed to direct the hold or sell/exchange decision in any corporate transaction. Qualifying Employer Securities or Predecessor Employer Securities will be held or sold/exchanged … [check one]:

1.      ☐       at the discretion of the Lead Employer, or a Named Fiduciary or Investment Manager designated by the Lead Employer.

2.      ☐       at the discretion of the Trustee.

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In-Kind Distribution Option: [Plan Sec. 12.3(c)]

O.4.   A Participant … [check one]:

a.      ☐       may not take an in-service withdrawal (including those for Hardship) or a distribution following Termination of Service in the form of Qualifying Employer Securities or Predecessor Employer Securities.

b.      ☒      may take … [check each that applies]:

1.      ☒      an in-service withdrawal (if otherwise available) … [check one]:

a.      ☐       including

b.      ☒      excluding

… those for Hardship.

2.      ☒      a distribution following Termination of Service

… in the form of Qualifying Employer Securities or Predecessor Employer Securities (to the extent the applicable Contribution Account is then invested in such securities).

P.	Payment of Benefits

Balances Less Than Cash-Out Amount: [Plan Sec. 12.4]	P.1. The Benefit subject to involuntary cash-out is … [check one]: a. ☒ $5,000 [$5,000 or less]. b. ☐ N/A – involuntary cash-out distributions will not be made. [Skip to P.3.]

P.2.  If a Benefit is subject to involuntary cash-out, the payment will be made to the Participant or Beneficiary as soon as administratively practicable after … [check one]: [NOTE: The timing of distributions should be coordinated with the valuation date(s), which are the date(s) on which assets are valued under the Plan.]

a.      ☒      Termination of Service.

b.      ☐       the first day of the… [check one]:

1.      ☐       month

2.      ☐       Plan Year quarter

3.      ☐       Plan Year

… following Termination of Service.

c.      ☐       other [specify]: ___. [at least as soon as b.3]

Balances More Than Cash-Out Amount: [Plan Sec. 12.3(a)]

P.3.   If a Benefit is not subject to involuntary cash-out, the earliest that the Participant or Beneficiary may elect to receive payment is as soon as administratively practicable after … [check one]: [NOTE: The timing of distributions should be coordinated with the valuation dates, which are the date(s) on which assets are valued under the Plan.]

a.      ☒      Termination of Service.

b.      ☐       the first day of the… [check one]:

1.      ☐       month

2.      ☐       Plan Year quarter

3.      ☐       Plan Year

… following Termination of Service.

c.      ☐       the later of Termination of Service or attainment of … [check one]:

1.      ☐       Normal Retirement Age.

2.      ☐       age ____ [less than Normal Retirement Age].

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d.      ☐       a Break in Service of ___ years has occurred following Termination of Service.

e.      ☐       other [specify]: ___. [no later than Normal Retirement Age]

P.4.   A Benefit may be paid after Termination of Service and prior to the earliest payment date specified above if … [check a., or each of b. through d. that applies]:

a.      ☒      N/A – earlier payment is not permitted.

b.      ☐       Termination of Service occurs because the Participant … [check each that applies]:

1.      ☐       died.

2.      ☐       became Disabled.

3.      ☐       retired after … [check one]:

a.      ☐       Early Retirement Age.

b.      ☐       age ___ [less than Normal Retirement Age].

c.      ☐       the Benefit does not exceed $___ [specify dollar amount].

d.      ☐       the Participant is under a Hardship.

P.5.   A Benefit must be paid (or must commence) to a Participant or Beneficiary … [check one]:

a.      ☒      by the date distributions are required to commence under Code § 401(a)(9).

b.      ☐       on or as soon as administratively practicable after the Participant’s Normal Retirement Age (or age 62, if later) … [check if applicable]:

1.      ☐       even if the Participant then remains employed with a Controlled Group Member.

[NOTE: If a Benefit is paid (or commences) and allocations are subsequently made to the Account, the additional Benefit resulting from such allocations will be paid in the same form as soon as administratively practicable following the close of each Plan Year or following Termination of Service.]

Payment Forms: [Plan Secs. 12.3(b) and 12.6]

P.6.   The methods of payment permitted under the Plan (for Benefits in excess of the cash-out amount) include … [check each that applies]: [NOTE: Minimum distributions will in all events be made in accordance with Code § 401(a)(9).]

a.      ☒      a lump sum payment … [check if applicable]:

1.      ☐       including partial payments made at the request of the Participant or Beneficiary.

b.      ☒      installments … [check each that applies]:

1.      ☒      over a fixed period that does not exceed … [check each that applies]:

a.      ☐       a number of years equal to the life expectancy of the Participant, as determined under Table V in Treas. Reg. § 1.72-9.

b.      ☒      a number of years equal to the joint life and last survivor expectancy of the Participant and his/her Beneficiary, as determined under Table VI in Treas. Reg. § 1.72-9.

c.      ☐       ___ years.

d.      ☐       the shorter of ___ months or the applicable life expectancy under Code § 401(a)(9).

e.      ☐       other [specify]: ___.

2.      ☐       of a fixed amount, as directed by the Participant or Beneficiary.

c.      ☐       purchase of a period-certain annuity contract.

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d.      ☐       purchase of any type of annuity contract (including a life annuity), in which case, the qualified annuity requirements of the Plan apply … [check 1. or 2., and complete 3. and 4.]:

1.      ☐       to all Participants

2.      ☐       only to a Participant who elects a life annuity form of payment.

________________________________________________________________________________

3.      The Qualified Joint and Survivor Annuity is a joint and survivor annuity with a survivor percentage of ___ [not less than 50% or more than 100%].

4.      The Qualified Preretirement Survivor Annuity is the life annuity that can be purchased with … [check one]:

a.      ☐       100%

b.      ☐       50%

… of the Participant’s Benefit.

P.7.   The payment options specified above apply to … [check one]:

a.      ☒      all Contribution Accounts.

b.      ☐       Contribution Accounts (or subaccounts thereunder) reflecting contributions made after ___ [month day, year], and the payment options in effect under the Plan prior to such date will apply to all other Contribution Accounts (or subaccounts thereunder).

[NOTE: Payment options that were available under the Plan prior to the later of the effective date or adoption date of an amendment to the Plan generally cannot be eliminated. If the payment options are changed to be more restrictive, separate subaccounts must be maintained to reflect the portion of each Contribution Account subject to the prior payment options which cannot be eliminated.]

Payment Medium: [Plan Sec. 12.3(c)]

P.8.   The medium of payment permitted with respect to a non-annuity distribution under the Plan is … [check one]:

a.      ☐       cash only.

b.      ☒      cash or in-kind.

[NOTE: Distribution of Qualifying Employer Securities or Predecessor Employer Securities is governed by O.4.]

Beneficiary: [Plan Secs. 13.1 and 13.3]

P.9.   If a designation of Beneficiary is not on file, or if all designated Beneficiaries predecease the Participant, the Beneficiary will be the … [check one]:

a.      ☒      Participant’s Spouse, or if no Surviving Spouse, the Participant’s estate.

b.      ☐       person or persons surviving in the first of the following classes in which there is a survivor, share and share alike:

1.      Participant’s Spouse.

2.      Participant’s children, except that if any of those children predeceases the Participant but leaves issue surviving, such issue will take by right of representation the share their parent would have taken if living.

3.      Participant’s parents.

4.      Participant’s brothers and sisters.

5.      Participant’s estate.

c.      ☐       other [specify]:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

[NOTE: The Participant’s Spouse must be the first primary Beneficiary.]

P.10.   The Spouse of a Participant must consent to a designation of another or different primary Beneficiary … [check one]:

a.      ☒      under all circumstances.

b.      ☐       only if the Participant and Spouse have been married for one year. [NOTE: A designation will cease to be effective after one year without consent.]

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P.11. A Beneficiary … [check one]:

a.      ☒      may not

b.      ☐       may

… designate a successor beneficiary to take upon the death of the first Beneficiary.

[NOTE: This designation will not operate to change any designation made by the Participant. Thus, a Beneficiary may designate a successor only if such designation is not inconsistent with a designation made by the Participant.]

Minimum Distributions: [Plan Secs. 2.62 and 12.7]

P.12. The Required Beginning Date of a Participant will be … [check one]:

a.      ☒      the April 1 of the calendar year after the later of the calendar year in which the Participant attains age 70½, or (except in the case of a Participant who is a more than five-percent owner in the Plan Year ending in the calendar year in which he/she attains age 70½), the calendar year of Termination of Service.

Special Effective Date [complete only if this Adoption Agreement implements a change in the Required Beginning Date from b. to a. after the Plan has been amended for GUST]:

The above date will be treated as the Required Beginning Date effective ___ [month day, year]. A Participant who attained age 70½ prior to this date and who has not had a Termination of Service … [check one]:

1.      ☐       may not elect to stop minimum distributions.

2.      ☐       may elect to stop minimum distributions and recommence such distributions by the April 1 of the calendar year after the calendar year of his/her Termination of Service, and the new commencement date … [check one]:

a.      ☐       will

b.      ☐       will not

… be treated as a new Benefit Starting Date for purposes of the Plan.

[NOTE: The option to stop minimum distributions does not apply to a Participant who is a more than five-percent owner in the Plan Year ending in the calendar year in which he/she attains age 70½.]

b.      ☐       the April 1 of the calendar year after the Participant attains age 70½. [NOTE: This option is not appropriate for a new plan with an Original Effective Date on or after January 1, 1997.]

P.13. To determine the minimum distribution required to be made to a Participant prior to death, … [check one]: [NOTE: Only the life expectancy of the Participant and his/her Spouse Beneficiary are eligible for recalculation.]

a.      ☐       the Participant can elect the life expectancies to be recalculated. In the absence of an election, … [check one]:

1.      ☐       the life expectancy of the Participant will be recalculated annually, and the life expectancy of his/her Spouse Beneficiary … [check one]:

a.      ☐       also will be recalculated annually.

b.      ☐       will not be recalculated.

2.      ☐       life expectancies will not be recalculated.

b.      ☒      the life expectancy of the Participant will be recalculated annually, and the life expectancy of his/her Spouse Beneficiary … [check one]:

1.      ☒      also will be recalculated annually.

2.      ☐       will not be recalculated.

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c.      ☐       life expectancies will not be recalculated.

P.14. To determine the minimum distribution required to be made to a Beneficiary when the Participant dies prior to the Required Beginning Date (and prior to commencement of an irrevocable annuity), the 5-year rule … [check one]:

a.      ☐       applies in all cases. [Skip to Section Q.]

b.      ☒      applies, except that … [check each that applies]:

1.      ☒      a Spouse Beneficiary

2.      ☒      any Beneficiary

… may elect to have minimum distributions commence by December 31 of the year following the year of the Participant’s death, and such minimum distributions may continue beyond the 5-year limit. … [check if applicable]:

3.      ☒      A Spouse Beneficiary may further elect to have minimum distributions commence at any time prior to December 31 of the calendar year in which the Participant would have reached age 70½.

P.15. To determine the minimum distribution required to be made to a Spouse Beneficiary when the Participant dies prior to the Required Beginning Date (and prior to commencement of an irrevocable annuity), … [check one]:

a.      ☐       the Spouse Beneficiary can elect whether his/her life expectancy is to be recalculated. In the absence of an election, life expectancy … [check one]:

1.      ☐       will be recalculated annually.

2.      ☐       will not be recalculated.

b.      ☐       the life expectancy of the Spouse Beneficiary will be recalculated annually.

c.      ☐       the life expectancy of the Spouse Beneficiary will not be recalculated.

Q.	Top-Heavy Provisions

Top-Heavy Eligible Participant: [Plan Sec. 17.4(k)]

Q.1. A Top-Heavy Eligible Participant is an Active Participant at some time during the Plan Year who is an Employee on the last day of the Plan Year and who is a Non-Key Employee … [check if applicable]:

a.      ☐       or a Key Employee

… with respect to the Plan Year.

Top-Heavy Contribution Requirement: [Plan Sec. 17.1]

Q.2.   If the Plan is Top-Heavy and a defined contribution minimum must be provided under this Plan, the minimum contribution requirement will be satisfied … [check one]:

a.      ☒      by means of an additional contribution made solely on behalf of the Top-Heavy Eligible Participants. [NOTE: Under this option, the Employer Safe-Harbor and/or Regular Profit Sharing Contribution will be determined or allocated as provided in Section H. and/or J, and additional contributions will be made as necessary to satisfy Plan Sec. 17.1(a).]

b.      ☐       by modification of the otherwise applicable contribution formula or allocation method for the Employer Safe-Harbor or Regular Profit Sharing Contributions in accordance with Plan Sec. 17.1(b). [NOTE: This option is not appropriate if the Plan does not otherwise provide for an Employer Safe-Harbor or Regular Profit Sharing Contribution. Under this option, the Employer Safe-Harbor and/or Regular Profit Sharing Contributions will not be determined or allocated as provided in Section H. and/or J., but will instead be determined or allocated as provided in Plan Sec. 17.1(b).]

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Top-Heavy Vesting Schedule: [Plan Sec. 17.2]

Q.3.   If the Plan was, but has ceased to be, Top-Heavy, the applicable vesting schedule specified in Plan Sec. 17.2 will … [check one]:

a.      ☐       cease to apply. [NOTE: This will be treated as an amendment to the vesting schedule that is subject to the participant election specified in Plan Sec. 10.2(k).]

b.      ☒      continue to apply to all Participants.

c.      ☐       continue to apply to any Participant who has three or more years of vesting Service as of the last day the Plan is Top-Heavy (but not any other Participant).

[NOTE: If the vesting schedule specified in Plan Sec. 17.2 continues to apply, a Participant’s vested percentage will be the greater of the vested percentage under such schedule or the vesting schedule that otherwise applies under the Plan.]

Coordination With Other Qualified Plans: [Plan Sec. 17.1]

Q.4.   Does any Controlled Group Member maintain another qualified plan? [check one]:

a.      ☒      No. [Skip to Section R.]

b.      ☐       Yes.

Q.5.   If this Plan is Top-Heavy, and if a Participant also is covered under another qualified defined contribution plan, the defined contribution minimum will be provided under … [check one]:

a.      ☐       N/A – no such plan exists.

b.      ☐       the following plan [specify name]: ___.

c.      ☐       this Plan.

Q.6.   If this Plan is Top-Heavy, and if a Participant also is covered under a qualified defined benefit plan, … [check one]:

a.      ☐       N/A – no such plan exists. [Skip to Section R.]

b.      ☐       a defined benefit minimum of 2% per year of service (up to 20%) will be provided under the defined benefit plan.

c.      ☐       a defined contribution minimum of 5% will be provided under the defined contribution plan designated in Q.5. (or if there is no other defined contribution plan, or if another defined contribution plan is designated in Q.5. but the Participant is not covered under such plan, then under this Plan).

d.      ☐       other [specify manner in which top-heavy benefit will be provided; attach addendum if necessary]: ___.

Q.7.   The Top-Heavy Ratio will be determined using the following interest rate and mortality assumptions to value accrued benefits under defined benefit plans [complete]:

Interest:     ___%

Mortality:  ___.

R. Code § 415 Coordination

415 Compensation: [Plan Sec. 18.4(b)]

R.1.   The  415 Compensation of a Participant is his/her … [check one]:

a.      ☐       Plan Compensation determined without regard to any exclusions elected in E.2. and without regard to the compensation limit imposed under Code § 401(a)(17).

b.      ☐       earnings required to be reported in the Wages, Tips and other Compensation box of Form W-2.

c.      ☒      earnings for purposes of Code §415(c)(3).

d.      ☐       earnings for purposes of federal income for withholding.

[NOTE: For Limitation Years beginning on or after January 1, 1998, 415 Compensation includes Elective Deferrals and any contributions made at the election of the Participant to a cafeteria plan that is excluded from gross income under Code § 125.]

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Limitation Year: [Plan Sec. 18.4(h)]

R.2.   The Limitation Year with respect to the Plan is the … [check one of a. or b., and check c. if it applies]:

a.      ☒      Plan Year.

b.      ☐       twelve-consecutive-month period ending each ___ [month day].

[check c. if the Limitation Year has been amended]

c.      ☐       The Limitation Year has been amended. The last Limitation Year before the amendment ended ___ [month day, year], and the short Limitation Year resulting from the amendment began on the next day and ended ___ [month day, year].

Correction Method: [Plan Sec. 18.1(b)]

R.3   If Excess Annual Additions have been made under the Plan, the correction will be made using the … [check one]: [NOTE: The following correction method applies only after Employee Pre-Tax and After-Tax Contributions for the Limitation Year have been refunded to the Participant.]

a.      ☐       individual reduction method – that is, the Excess Annual Additions will remain in the Participant’s Account (so long as he/she remains an Active Participant) and will reduce Employer Contributions made on behalf of such Participant in future Limitation Years.

b.      ☐       suspense account method – that is, the Excess Annual Additions will be placed in the Pending Allocation Account and will reduce Employer Contributions of all Participants in future Limitation Years.

c.      ☒      current allocation method – that is, the Excess Annual Additions will be reallocated among other Active Participants as of the last day of the current Limitation Year in proportion to Plan Compensation.

R.4.   If a Pending Allocation Account is ever maintained to hold Excess Annual Additions, such Account … [check one]: [NOTE: An election must be made even if the individual reduction method is used to correct Excess Annual Additions, because Excess Annual Additions that remain in a Participant’s Contribution Accounts at Termination of Service must then be credited to a Pending Allocation Account.]

a.      ☒      will

b.      ☐       will not

… share in investment gains and losses under the Plan.

Coordination With Other Plans: [Plan Sec. 18.2 and 18.3]

R.5.   Does any Controlled Group Member maintain (i) another qualified defined contribution plan (other than another master or prototype plan), (ii) a simplified employee pension as defined in Code § 408(a), (iii) a welfare benefit fund as defined in Code § 419(e), or (iv) an individual medical account as defined in Code § 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan? [check one]:

a.      ☒      No. [Skip to Section S.]

b.      ☐       Yes.

R.6.   If a Participant is covered under another qualified defined contribution plan (other than a master or prototype plan) or under a simplified employee pension, welfare benefit fund or individual medical account of a Controlled Group Member, … [check one]:

a.      ☐       the method used to coordinate the limit on Annual Additions will be the same method that would be used for a master or prototype plan under Plan Sec. 18.2(a).

b.      ☐       the Excess Annual Additions will be attributed … [check one]:

1.      ☐       last

2.      ☐       first

… to this Plan.

c.      ☐       other [specify the method that will be used to coordinate the annual addition limits in a manner that precludes discretion; attach addendum if necessary]: ___.

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S. Special Testing Rules

[NOTE: If this Adoption Agreement amends the Plan to retroactively comply with the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997, complete and attach the “Special Testing Rules Addendum”.]

Highly Compensated Employees: [Plan Sec. 2.35]

S.1.   An Employee will be a Highly Compensated Employee if he/she is a more than five-percent owner at any time during the current Plan Year or the twelve-consecutive-month period immediately preceding the current Plan Year. [NOTE: The constructive ownership rules under Code § 318 apply for determining who is a more than five-percent owner.]

An Employee also will be a Highly Compensated Employee if his/her Compensation during the look-back period exceeded the limit in effect under Code § 414(q)(1)(B) … [check if applicable]: [NOTE: The following election can only be made if it is made in all plans of all Controlled Group Members.]

a.      ☐       and the Employee was in the top-paid group for the look-back period.

S.2.   The look-back period is the … [check one]:

a.      ☒      twelve-consecutive-month period immediately preceding the current Plan Year.

b.      ☐       calendar year ending within the current Plan Year. [NOTE: This election is not appropriate if the Plan Year is the calendar year, and can only be made if it is made in all plans (other than calendar year plans) of all Controlled Group Members.]

[NOTE: Complete S.3. through S.10. only if the Plan has an Employee Pre-Tax or After-Tax Component.]

ADP/ACP Testing Method: [Plan Sec. 19.2 and 19.3]

S.3.   The Actual Deferral Percentage Test and the Actual Contribution Percentage Test will be applied using the … [select the method being used for the Plan Year for which this Adoption Agreement is effective]: [NOTE: If the Plan is designated as a Safe-Harbor Plan, it will be deemed to be using the current year testing method – thus, b. must be elected below.]

a.      ☐       prior year testing method. [NOTE: If the Plan first is required to apply the Actual Deferral Percentage Test or Actual Contribution Percentage Test in a Plan Year beginning on or after January 1, 1997 (and the plan is not a successor plan), and the prior year testing method is used for such Plan Year, then the test will be applied for such Plan Year using the greater of (i) 3%, or (ii) the Actual Deferral Percentage or Actual Contribution Percentage, as appropriate, of the Non-Highly Compensated Employees for such Plan Year.]

b.      ☒      current year testing method. [NOTE: The current year testing election can be changed only under circumstances prescribed by the IRS.]

Other Elections Regarding ADP/ACP Testing: [Plan Sec. 19.2, 19.3 and 19.4]

S.4.   In  applying the Actual Deferral Percentage Test, … [check each that applies]:

a.      ☒      Employer Regular Matching Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified Matching Contributions (QMACs))

b.      ☒      Employer Regular Profit Sharing Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions (QNECs))

… may be taken into account under such test at the discretion of the Plan Administrator.

S.5.   In applying the Actual Contribution Percentage Test, … [check each that applies]:

a.      ☒      Employee Pre-Tax Contributions

b.      ☒      Employer Regular Profit Sharing Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions (QNECs))

… may be taken into account under such test at the discretion of the Plan Administrator.

[NOTE: Employer Qualified Matching (QMACs) and Qualified Profit Sharing (QNECs) Contributions (if permitted under the Plan) may in all cases be taken into account in applying the Actual Deferral Percentage Test and Actual Contribution Percentage Test. Also, Employer Safe-Harbor Profit Sharing Contributions may be taken into account in applying the Actual Contribution Percentage Test, but only to the extent they exceed the minimum contribution required to qualify as safe-harbor contributions under Code § 401(k).]

© 2001	55	Full-Flex - 003

S.6.   If Employee After-Tax Contributions are allowed under the Plan, Employee Pre-Tax Contributions … [check one]:

a.      ☒      N/A – Employee After-Tax Contributions are not allowed under the Plan.

b.      ☐       may not

c.      ☐       may at the discretion of the … [check one]:

1.      ☐       Plan Administrator

2.      ☐       affected Participant

… be recharacterized as Employee After-Tax Contributions to the extent necessary to satisfy the Actual Deferral Percentage Test.

[NOTE: Recharacterization is permissible only if the Plan uses the current year testing method and the Plan currently allows Employee After-Tax Contributions, and then only if the recharacterized amount, in combination with Employee After-Tax Contributions, does not exceed any limits otherwise imposed under the Plan on Employee After-Tax Contributions.]

S.7.   If Employer Regular Matching Contributions are forfeited as Excess Aggregate Contributions, such forfeited amounts will be … [check a., or check one of b. through d.]:

a.      ☒      N/A – the Plan provides for full and immediate vesting of Employer Regular Matching Contribution Accounts.

b.      ☐       applied in the same manner as any other Forfeiture from an Employer Regular Matching Contribution Account.

c.      ☐       allocated as of the last day of the Plan Year to which such Employer Regular Matching Contributions relate among the Non-Highly Compensated Employees with respect to such Plan Year who are Active Participants in the … [check one]:

1.      ☐       Employee Pre-Tax Component

2.      ☐       Employer Regular Matching Component

3.      ☐       Employer Regular Profit Sharing Component

… during such Plan Year and who have otherwise satisfied the requirements to receive a contribution under such Component for such Plan Year. The allocation will be made in proportion to the Plan Compensation for the Plan Year of each eligible Participant.

d.      ☐       applied as a credit against Employer Safe-Harbor and/or Regular Matching Contributions that are made under the Plan, as and when directed by the Lead Employer.

S.8.   If the multiple use test is failed for a Plan Year (after corrective contributions or distributions, if any), … [check one]:

a.      ☐       the Actual Contribution Percentage

b.      ☒      the Actual Deferral Percentage

c.      ☐       the Actual Contribution Percentage and Actual Deferral Percentage (proportionately)

… will be reduced as necessary to satisfy such test. [NOTE: If contributions of the same type are made under more than one plan, the correction will be made under the plan designated by the Plan Administrator.]

© 2001	56	Full-Flex - 003

Gain or Loss on Excess Contributions: [Plan Sec. 19.1(d), 19.2(d) and 19.3(d)]

S.9.   The gain or loss allocable to Excess Elective Deferrals that are refunded to a Participant, or allocable to Excess Contributions or Excess Aggregate Contributions distributed to satisfy the Actual Deferral Percentage Test, Actual Contribution Percentage Test, or multiple use test, will be determined using … [check one]:

a.      ☒      the safe harbor method specified in the Plan.

b.      ☐       a method established by the Plan Administrator that reasonably reflects the manner in which gain or loss is allocated under the Plan.

S.10.   The gain or loss allocated … [check one]:

a.      ☒      does not

b.      ☐       does

… include gain or loss for the “gap period” – that is, the period from the end of the year to the date of distribution.

T. Special Effective Date Rules

T.1.   The following Components are added and effective after the Original Effective Date or Amendment Effective Date specified in Section A … [check each that applies]:

a.      ☐       Employee Pre-Tax Component

Effective Date: ___.

b.      ☐       Employee After-Tax Component

Effective Date: ___.

c.      ☐       Employer Regular Matching Component

Effective Date: ___ [must be the first day of a Matching Contribution Period].

d.      ☐       Employer Regular Profit Sharing Component

Effective Date: ___.

e.      ☐       Employer Qualified Matching and Qualified Profit Sharing Component

Effective Date: ___.

f.      ☐       Employer Prevailing Wage Component

Effective Date: ___.

T.2.   The effective date for the following provisions is different than the Original Effective Date or Amendment Effective Date specified in Section A … [complete as appropriate]:

a.      ☒      The provisions of Section P.6. apply to all Participants of the Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan except those Participants whose account balances have been merged into this Plan from the Elysium Energy, LLC Profit Sharing Plan. For those former Elysium Energy, LLC Profit Sharing Plan Participants, a Qualified Joint and 100% Survivor Annuity is the normal form of distribution .

Effective Date: June 21, 2004.

b.      ☒      The Qualified Joint and 100% Survivor Annuity form of distribution shall be removed for those former participants of the Elysium Energy, LLC Profit Sharing Plan and Section P.6 shall apply to all Participants of the Patina Oil & Gas Corporation Profit Sharing & 401(k) Plan .

Effective Date: September 21, 2004.

c.      ☐       ___.

Effective Date: ___.

d.      ☐       ___.

Effective Date: ___.

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U. Frozen Contributions Accounts

U.1.   The following Components have been removed, but Contribution Accounts still exist under the Plan for contributions made under the Component (these are referred to as “Frozen” Contribution Accounts) … [check each that applies]: [NOTE: Complete the Frozen Contribution Account Addendum.]

a.      ☐       Employee Pre-Tax Component

b.      ☒      Employee After-Tax Component

c.      ☐       Employee Deductible Component

d.      ☐       Employee Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Component

e.      ☒      Employer Regular Matching Component

f.       ☐      Employer Regular Profit Sharing Component (including Prevailing Wage Component)

g.      ☐       Employer Qualified Matching and/or Qualified Profit Sharing Component

h.      ☐       Employer Pension Component

V. Other Information for the Participating Employers

Failure to fill out this Adoption Agreement completely and correctly may result in failure of the Plan to qualify under Code § 401(a).

The Plan Administrator is responsible for administration of the Plan, including the filing of the annual report on Form 5500 and the preparation and delivery of summary plan descriptions, summaries of material modifications and summary annual reports. The Lead Employer and other fiduciaries agree to obtain bonds as required by law. [ERISA § 412.]

Inquiries regarding the adoption of the Plan, the meaning of its provisions or the effect of the opinion letter should be directed to the financial organization or other entity from which the Lead Employer obtained the Plan or to the Sponsor of the Prototype.

W. Sponsor of the Prototype

The Sponsor of the Prototype is Scudder Trust Company

Scudder Trust Company

11 Northeastern Boulevard

Salem, NH 03079-1953

Phone Number: (617) 295-1000

The Sponsor of the Prototype (or its authorized representative) will inform the Lead Employer if any amendments are made to the Prototype Defined Contribution Plan, or if the Prototype Defined Contribution Plan is discontinued or abandoned.

[The remaining portion of the page is intentionally blank]

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X.	Reliance on IRS Opinion Letter

The Participating Employers may rely on an opinion letter issued by the Internal Revenue Service (“IRS”) as evidence that the Plan is qualified under Code § 401(a) only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The Participating Employers may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with Basic Plan Document #03.

Y.	Lead Employer Signature

IN WITNESS WHEREOF, the Lead Employer has caused this Adoption Agreement to be adopted effective as of the Original Effective Date or Amendment Effective Date (in Section A. Preamble).

You should consult with an attorney or other independent qualified advisor as to the legal and tax effect of adopting the Plan.

Date signed: June 18, 2004	Lead Employer: Patina Oil &Gas Corporation

	By:	/s/ MICHAEL N. STEFANOUDAKIS
Name [print]: Michael N. Stefanoudakis
Its [title]: Vice President

© 2001	59	Full-Flex - 003

Z.	Trustee or Custodian Signature

FOR TRUST AGREEMENT

The Trustee(s) hereby accepts appointment as such in accordance with the Prototype Trust Agreement.

For Individual Trustee(s) serving pursuant to the “Trust Agreement for Individual Trustees” (attach additional sheets if necessary)	For a Financial Organization serving pursuant to the “Trust Agreement for Directed Trustee” or the “Trust Agreement with Discretionary Trustee Option”

Date signed:	Date signed:

Effective:	Effective: June 18, 2004

Trustee (1): ___	Trustee: Scudder Trust Company

	By:	/s/ HENRY VISWAT
Signature		Name [print]: Henry Viswat
Its [title]: Vice President

Trustee (2): ___
[additional signature is optional]

Signature	And:

Name [print]: ________________________________________

Trustee (3): ___		Its [title]: ___________________________________________

Signature

Trustee (4): ___

Signature

OR

FOR CUSTODIAL AGREEMENT

The Custodian hereby accepts its appointment as such in accordance with the Custodial Agreement.

Date signed:	Custodian:

Effective:

By:

Name [print]: ________________________________________

Its [title]: ___________________________________________

© 2001	60	Full-Flex - 003

SCUDDER TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

PARTICIPATING EMPLOYER ADDENDUM

The following Controlled Group Members are Participating Employers in the Plan (in addition to those listed in Section B.3. of the Adoption Agreement):

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Participating Employer:

Name: ___.

EIN: ___.

Attach additional sheets if necessary.

© 2001	61	Full-Flex - 003

SCUDDER TRUST COMPANY PROTOTYPE DEFINED CONTRIBUTION PLAN SUPPLEMENTAL INFORMATION – Lead Employer

Lead Employer Information

Lead Employer: [B.1]

B.1   a.     Lead Employer Name: Patina Oil & Gas Corporation

B.2.  Complete the following information about the Lead Employer… [complete]:

a.      Address… [complete]:

1.      Lead Employer EIN: 75-2629477

2.      SIC Code: 001

3.      Address: 1625 Broadway, Suite 2000

4.      City: Denver

5.      State: Colorado

6.      Zip Code: 80202

7.      Phone Number: 303-389-3600

b.      Fiscal year end … [check one]:

1.      ☒      December 31 [month year]

2.      ☐       52/53 week year: [describe]: ______________________________________

c.      Type of business entity … [check one]:

1.      ☒      C Corporation

2.      ☐       S Corporation

3.      ☐       Limited Liability Corporation

4.      ☐       Partnership

5.      ☐       Limited Liability Partnership

6.      ☐       Sole Proprietorship

7.      ☐       other [specify]: ___

d.      Is the Lead Employer a Participating Employer in the Plan?

1.      ☒      Yes

2.      ☐       No

e.      Contact person for Lead Employer … [complete]:

1.               Name: Greg Pachner

2.               Phone Number: 303-389-3600

3.               E-mail: n/a

B.2.1. Are there other business entities that are part of the controlled (or affiliated service) group of the Lead Employer? …

a.      ☐       Yes [NOTE: For each controlled (or affiliated service) group member, complete the sheet labeled Supplemental Information – Controlled Group Members]

b.      ☒      No

© 2001	62	Full-Flex - 003

SCUDDER TRUST COMPANY PROTOTYPE DEFINED CONTRIBUTION PLAN SUPPLEMENTAL INFORMATION – Funding Vehicle

Funding Information

[INSTRUCTION: Complete the following if an individual or a committee of individuals is a “Trustee” of all or any portion of the Plan Assets.]

Funding Vehicle: [C.5]

C.5.  The Trustee is the following individual or committee of individuals … [complete]:

1.      individual trustee(s) … [complete]:

a.      List the trustee(s)

1.               Name:

2.               Name:

3.               Name:

4.               Name:

5.               Name:

6.               Name:

7.               Name:

8.               Name:

b.      Trustee contact … [complete]:

1.               Name:

2.               Address:

3.               City:

4.               State:

5.               Zip Code:

6.               Phone Number:

7.               E-mail:

[INSTRUCTION: Complete the following if a financial organization is a “Trustee” of all or any portion of the Plan Assets.]

Funding Vehicle: [C.5]

C.5.  The Trustee is the following financial organization … [complete]:

2.      a financial organization serving pursuant to the Trust Agreement … [check one]:

c.      ☒      Scudder Trust Company

                    11 Northeastern Boulevard

                    Salem, N.H. 03079

                    EIN: 02-0443137

d.      ☐       Trustee information … [complete]:

1.      Name:

2.      EIN:

3.      Address:

4.      City:

5.      State:

6.      Zip  Code:

Trustee contact … [complete]:

7.      Name:

8.      Phone Number:

9.      E-mail:

© 2001	63	Full-Flex - 003

[INSTRUCTION: Complete the following if a financial organization is a “Custodian” of all or any portion of the Plan Assets.]

Funding Vehicle: [C.5]

C.5.  The Custodian is the following financial organization … [complete]:

1.      Custodian information … [complete]:

a.      Name:

b.      EIN:

c.      Address:

d.      City:

e.      State:

f.       Zip Code:

2.      Custodian contact … [complete]:

a.      Name:

b.      Phone Number:

c.      E-mail:

[INSTRUCTION: Complete the following if the Plan is funded in whole or in part through a group annuity contract with an insurance company (other than a group annuity contract held as an asset of a trust).]

Funding Vehicle: [C.5]

C.5.  The Annuity Funding Contract is with the following insurance company … [complete]:

1.      Insurance company information … [complete]:

a.      Name:

b.      EIN:

c.      Address:

d.      City:

e.      State:

f.       Zip Code:

g.      Phone Number:

2.      The contact person is … [complete]:

a.      Name:

b.      Phone Number:

c.      E-mail:

© 2001	64	Full-Flex - 003

SCUDDER TRUST COMPANY PROTOTYPE DEFINED CONTRIBUTION PLAN SUPPLEMENTAL INFORMATION – Plan Features

Plan Feature Information

Agent for Legal Process:

C.2.1   Who will be the agent for service of legal process? … [check one]:

a.      ☒      The contact person for the Lead Employer

b.      ☐       The following person … [complete]:

1.      Name: __________________________________________________________

2.      Address: _________________________________________________________

3.      City: ____________________________________________________________

4.      State: ____________________________________________________________

5.      Zip  Code: _______________________________________________________

6.      Phone Number: ____________________________________________________

Relating to Participant Elections:

C.7.   Participant elections … be changed by electronic media

(e.g., voice response unit or intranet)

a.      ☒      can

b.      ☐       cannot

C.8   The administrative forms used for this Plan … require approval by the Plan Administrator … [check one]:

a.      ☒      will

b.      ☐       will not

C.10   Is the Plan Administrator responsible for processing address changes? … [check one]:

a.      ☒      Yes

b.      ☐       No, address changes are done via telephone with the recordkeeper … [complete]:

1.      The phone number is: _____________________________________________

Relating to Investments:

C.11   Are participants allowed to self-direct the investment of any of their accounts? … [check one]:

a.      ☒      Yes … [complete the following]:

1.      In what percentage increments can participant investment changes be made? … [check one]:

a.      ☐       5%

b.      ☐       10%

c.      ☒      other [specify]: 1%

2.      Can a participant rebalance the investment of his/her current account when he/she files investment directions for new contributions? … [check one]:

a.      ☒      Yes

b.      ☐       No

b.      ☐       No

C.11.1   Does the Plan have an Investment Policy? … [check one]:

a.      ☒      Yes. [NOTE: Complete the Participant Investment Policy Questionnaire]

b.      ☐       No

C.12   Are participant loans allowed from the plan? … [check one]:

a.      ☒      Yes. [NOTE: Complete the Participant Loan Policy Questionnaire]

b.      ☐       No

© 2001	65	Full-Flex - 003

Relating to Collective Bargaining Employees:

C.9   Are members of any collective bargaining units eligible to participate in the Plan? … [check one]:

a.      ☒      No

b.      ☐       Yes, members of the following collective bargaining units are eligible to participate in the plan … [specify]:

1.    ________________________________________________________________

2.    ________________________________________________________________

3.    ________________________________________________________________

4.    ________________________________________________________________

5.    ________________________________________________________________

6.    ________________________________________________________________

7.    ________________________________________________________________

8.    ________________________________________________________________

9.    ________________________________________________________________

Relating to Deferral Changes:

F.16   Are deferral elections (changes in enrollment percentage, etc.) – other than the initial election - required to be done electronically (that is, by voice response or web)? … [check one]:

a.      ☒      Yes

b.      ☐       No, a participant can make changes via paper form. … [complete]:

1.       Can a participant elect a deferred date on which a change in his/her deferral percentage will take effect? … [check one]:

a.      ☐       No, all changes are effective as soon as administratively practicable after the form is filed.

b.      ☐       Yes, a participant can specify a later date on which a change will take effect.

F.17   The initial deferral election can be made … [check each that applies]:

a.      ☐       on a paper enrollment form.

b.      ☒      electronically (that is, by voice response or web).

Relating to Rollover Contributions:	L.4 Will the Plan accept a personal check for rollovers? … [check one]: a. ☐ Yes b. ☒ No, only cashier’s checks or money orders will be accepted.

© 2001	66	Full-Flex - 003

Relating to Distributions:

P.16   Is a Participant allowed to specify the Contribution Account from which a withdrawal or distribution is to be made? ... [check one]:

a.      ☐       N/A [NOTE: This option is appropriate only if there is only one Contribution Account or if withdrawals or distributions can never be made from more than one Contribution Account.]

b.      ☐       Yes

c.      ☒      No

P.17   Does the plan allow rollover checks to be sent directly to the rollover plan or IRA? … [check one]:

a.      ☐       Yes

b.      ☒      No, a check will be sent (made payable to the rollover plan or IRA) to the Participant.

P.18. Will  a rollover option to a specific financial organization be available on the rollover forms? … [check one]:

a.      ☐       Yes, the following financial organization … [specify]:

_____________________________________________________________________

b.      ☒      No, a check will be sent (made payable to the rollover plan or IRA) to the Participant.

Extra Catch-up Contribution Election 1:	Can Catch-up Contributions Elections be made in dollar increments? … [check if applicable]: a. ☐ Yes

Extra Catch-up Contribution Election 2:	Catch-up Contributions Election Forms are to be returned to … [check one]: a. ☒ The Employer b. ☐ Scudder Retirement Services

© 2001	67	Full-Flex - 003

SCUDDER TRUST COMPANY

PROTOTYPE DEFINED CONTRIBUTION PLAN

FROZEN ACCOUNT ADDENDUM

The following vesting and withdrawal rules apply to frozen accounts under this Plan.

A. Frozen Employee Pre-Tax Component

Vesting: [Plan Sec. 10.2(e)]	A.1. A Participant’s vested percentage in his/her Frozen Employee Pre-Tax Contribution Account will be 100% at all times.

In-Service Withdrawals: [Plan Sec. 11.2]

A.2.   Withdrawals are allowed from Frozen Employee Pre-Tax Contribution Accounts... [check a., or check each of b. and c. that applies]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason after… [check one]:

1.      ☐       Normal Retirement Age (or age 59½, if later).

2.      ☐       age 59½.

3.      ☐       age ___ [60 or more].

c.      ☐       at any age on account of Hardship.

B. Frozen Employee After-Tax Component

Vesting: [Plan Sec. 10.2(e)]	B.1. A Participant’s vested percentage in his/her Frozen Employee After-Tax Contribution Account will be 100% at all times.

In-Service Withdrawals: [Plan Sec. 11.2]

B.2.   Withdrawals are allowed from Frozen Employee After-Tax Contribution Accounts... [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☒      for any reason and at any time.

c.      ☐       for any reason after … [check one]:

1.      ☐       Normal Retirement Age.

2.      ☐       age 59½.

3.      ☐       age ___.

C. Frozen Employee Deductible Component

Vesting: [Plan Sec. 10.2(e)]	C.1. A Participant’s vested percentage in his/her Frozen Employee Deductible Contribution Account will be 100% at all times.

In-Service Withdrawals: [Plan Sec. 11.2]

C.2.   Withdrawals are allowed from Frozen Employee Deductible Contribution Accounts... [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason and at any time.

c.      ☐       for any reason after … [check one]:

1.      ☐       Normal Retirement Age.

2.      ☐       age 59½.

3.      ☐       age ___.

© 2001	1	Full-Flex - 003

D. Frozen Employer Safe-Harbor Component

Vesting: [Plan Sec. 10.2(e)]	D.1. A Participant’s vested percentage in his/her Frozen Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Contribution Account will be 100% at all times.

In-Service Withdrawals: [Plan Sec. 11.2]

D.2.   Withdrawals are allowed from Frozen Employer Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Contribution Accounts … [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason after … [check one]:

1.      ☐       Normal Retirement Age (or age 59½ if later).

2.      ☐       age 59½.

3.      ☐       age ___ [60 or more].

c.      ☐       for Hardship after age 59½.

E. Frozen Employer Regular Matching Component

Vesting: [Plan Sec. 10.2(e)]

E.1.   A Participant’s vested percentage in his/her Frozen Employer Regular Matching Contribution Account will be … [check one]:

a.      ☒      100% at all times.

b.      ☐       determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1%
2%
3	% [20% or more]
4	% [40% or more]
5	% [60% or more]
6	% [80% or more]
7 or more	100%

c. ☐ determined under the following schedule ... [complete as desired]:

Years of Service	Vested Percentage
0	0%
1	___%
2	___%
3	___%
4	___%
5 or more	100%

[NOTE: If the Plan is Top-Heavy, and if the vesting schedule specified above does not satisfy the vesting requirements appropriate for a Top-Heavy Plan under Plan Sec. 17.2, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

© 2001	2	Full-Flex - 003

Treatment of Forfeitures: [Plan Sec. 5.2(g)]

E.2.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Matching Contribution Accounts … [check one]:

a.      ☐       can

b.      ☐       cannot

… be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.

E.3.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Matching Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in E.2) will be … [check one]:

a.      ☐       applied as a credit against … [check each that applies]:

1.      ☐       Employer Safe-Harbor Matching Contributions

2.      ☐       Employer Safe-Harbor and/or Regular Profit Sharing Contributions

… that are made under the Plan, as and when directed by the Lead Employer.

b.      ☐       allocated as of the last day of the Plan Year as an additional Employer Profit Sharing Contribution. The allocation will be made in the same manner (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan. [NOTE: If the Plan provides for a fixed Employer Regular Profit Sharing Contribution determined under an integrated formula, the Pending Allocation Account will be allocated in proportion to Plan Compensation for the Plan Year.]

c.      ☐       allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants who are eligible to receive any Employer Contribution for the Plan Year or, if there are no such Participants, among all eligible Participants who are eligible to make an Employee Contribution for the Plan Year.

© 2001	3	Full-Flex - 003

In-Service Withdrawals: [Plan Sec. 11.2]

E.4.   Withdrawals are allowed from Frozen Employer Regular Matching Contribution Accounts … [check a., or check each of b. through d. that applies]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☒      for any reason after … [check one]:

1.      ☒      Normal Retirement Age.

2.      ☐       age 59½.

3.      ☐       age___ [check each that applies]:

a.      ☐       and completion of ___________ years of … [check one]:

1.      ☐       vesting Service.

2.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

b.      ☐       but only if at the time of the withdrawal the Participant is … [check one]:

1.      ☐       fully vested

2.      ☐       at least _______% vested

… in his/her Frozen Employer Regular Matching Contribution Account.

4.      ☐       completion of ___________ years of … [check one]:

a.      ☐       vesting Service.

b.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

c.      ☐       at any age on account of Hardship … [check if applicable]:

1.      ☐       but only if at the time of the withdrawal the Participant is … [check one]:

a.      ☐       fully vested

b.      ☐       at least ___________% vested

… in his/her Frozen Employer Regular Matching Contribution Account.

d.      ☐       for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Frozen Employer Regular Matching Contribution Account, and provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal … [check if applicable]: [NOTE: The calculation of the maximum amount available for withdrawal is set forth in Plan Sec. 11.2(a).]

1.      ☐       unless the Participant has completed five years of participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

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F.	Frozen Employer Regular Profit Sharing Component

Vesting: [Plan Sec. 10.2(e)]

F.1.   A Participant’s vested percentage in his/her Frozen Employer Regular Profit Sharing Contribution Account will be … [check one]:

a.      ☐       100% at all times. [Skip to F.4.]

b.      ☐       determined under the following schedule … [complete as desired]:

	Years of Service	Vested Percentage
	0	0%
	1	___	%
	2	___	%
	3	___	%	[20% or more]
	4	___	%	[40% or more]
	5	___	%	[60% or more]
	6	___	%	[80% or more]
	7 or more	100%

c. ☐ determined under the following schedule … [complete as desired]:

	Years of Service	Vested Percentage
	0	0%
	1	___	%
	2	___	%
	3	___	%
	4	___	%
	5 or more	100%

[NOTE: If the Plan is Top-Heavy, and if the vesting schedule specified above does not satisfy the vesting requirements appropriate for a Top-Heavy Plan under Plan Sec. 17.2, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

Treatment of Forfeitures: [Plan Sec. 6.2(c)]

F.2.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Profit Sharing Contribution Accounts … [check one]:

a.      ☐       can

b.      ☐       cannot

… be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.

F.3.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Profit Sharing Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in F.2) will be … [check one]:

a.      ☐       applied as a credit against … [check each that applies]:

1.      ☐       Employer Safe-Harbor and/or Regular Matching Contributions

2.      ☐       Employer Safe-Harbor Profit Sharing Contributions

… that are made under the Plan, as and when directed by the Lead Employer.

b.      ☐       allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants who are eligible to receive any Employer Contribution for the Plan Year or, if there are no such Participants, among all eligible Participants who are eligible to make an Employee Contribution for the Plan Year.

In-Service Withdrawals: [Plan Sec. 11.2]

F.4.   Withdrawals are allowed from Frozen Employer Regular Profit Sharing Contribution Accounts … [check a., or check each of b. through d. that applies]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason after… [check one]:

1.      ☐       Normal Retirement Age.

2.      ☐       age 59½.

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3.      ☐       age ___ … [check each that applies]:

a.      ☐       and completion of ___ years of … [check one]:

1.      ☐       vesting Service.

2.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

b.      ☐       but only if at the time of the withdrawal the Participant is … [check one]:

1.      ☐       fully vested

2.      ☐       at least ___% vested

… in his/her Frozen Employer Regular Profit Sharing Contribution Account.

4.      ☐       completion of ___ years of … [check one]:

a.      ☐       vesting Service.

b.      ☐       participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

c.      ☐       at any age on account of Hardship … [check if applicable]:

1.      ☐       but only if at the time of the withdrawal the Participant is … [check one]:

a.      ☐       fully vested

b.      ☐       at least ___% vested

… in his/her Frozen Employer Regular Profit Sharing Contribution Account.

d.      ☐       for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Frozen Employer Regular Profit Sharing Contribution Account, and provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal … [check if applicable]: [NOTE: The calculation of the maximum amount available for withdrawal is set forth in Plan Sec. 11.2(a).]

1.      ☐       unless the Participant has completed five years of participation in the Plan. [NOTE: Participation is measured on an elapsed time basis from the Entry Date.]

G.	Frozen Employer Qualified Matching and Profit Sharing Component

Vesting: [Plan Sec. 10.2(e)]	G.1. A Participant’s vested percentage in his/her Frozen Employer Qualified Matching and/or Qualified Profit Sharing Contribution Account will be 100% at all times.

In-Service Withdrawals: [Plan Sec. 11.2]

G.2.   Withdrawals are allowed from Frozen Employer Qualified Matching and/or Qualified Profit Sharing Contribution Accounts … [check one]:

a.      ☐       N/A – in-service withdrawals are not allowed.

b.      ☐       for any reason after… [check one]:

1.      ☐       Normal Retirement Age (or age 59½, if later).

2.      ☐       age 59½.

3.      ☐       age ___ [60 or more].

c.      ☐       for Hardship after age 59½.

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H.	Frozen Employer Pension Component

Vesting: [Plan Sec. 10.2(e)]

H.1.   A Participant’s vested percentage in his/her Frozen Employer Pension Contribution Account will be … [check one]:

a.      ☐       100% at all times. [Skip to H.4.]

b.      ☐       determined under the following schedule … [complete as desired]:

	Years of Service	Vested Percentage
	0	0%
	1	___	%
	2	___	%
	3	___	%	[20% or more]
	4	___	%	[40% or more]
	5	___	%	[60% or more]
	6	___	%	[80% or more]
	7 or more	100%

c. ☐ determined under the following schedule … [complete as desired]:

	Years of Service	Vested Percentage
	0	0%
	1	___	%
	2	___	%
	3	___	%
	4	___	%
	5 or more	100%

[NOTE: If the Plan is Top-Heavy, and if the vesting schedule specified above does not satisfy the vesting requirements appropriate for a Top-Heavy Plan under Plan Sec. 17.2, the vested percentage of the Participant will be the greater of the vested percentage determined under the vesting schedule specified above or the applicable vesting schedule specified in Plan Sec. 17.2.]

Treatment of Forfeitures: [Plan Sec. 7.2]

H.2.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Pension Contribution Accounts … [check one]:

a.      ☐       can

b.      ☐       cannot

… be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.

H.3.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Pension Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in H.2) will be … [check one]:

a.      ☐       applied as a credit against … [check each that applies]:

1.      ☐       Employer Safe-Harbor and/or Regular Matching Contributions

2.      ☐       Employer Safe-Harbor and/or Regular Profit Sharing Contributions

… that are made under the Plan, as and when directed by the Lead Employer.

b.      ☐       allocated as of the last day of the Plan Year as an additional … [check one]:

1.      ☐       Employer Regular Matching Contribution.

2.      ☐       Employer Regular Profit Sharing Contribution. [NOTE: If the Plan provides for a fixed contribution determined under an integrated formula, the allocation will be made in proportion to Plan Compensation for the Plan Year.]

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The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan. [NOTE: If the Plan provides for a variable contribution (e.g., a discretionary contribution), and a contribution is not made for a Plan Year, the allocation will be made in the same manner as the variable contribution would have been allocated.]

c.      ☐       allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants who are eligible to receive any Employer Contribution for the Plan Year or, if there are no such Participants, among all eligible Participants who are eligible to make an Employee Contribution for the Plan Year.

In-Service Withdrawals: [Plan Sec. 11.2]	H.4. Withdrawals are allowed from Frozen Employer Pension Contribution Accounts … [check one]: a. ☐ N/A – in-service withdrawals are not allowed. b. ☐ for any reason after Normal Retirement Age.

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ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

PLAN ADDENDUM

The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) made a number of changes to the Plan – some mandatory and some optional. This EGTRRA Addendum includes both the required changes to the Plan and the elective provisions.

Use of this Addendum: For a Plan with an Original Effective Date prior to January 1, 2002, use this Addendum to amend the Plan for the provisions of EGTRRA. This Addendum must be adopted by the Lead Employer by the end of the Plan Year beginning in 2002. For a Plan with an Original Effective Date on or after January 1, 2002, use this Addendum to supplement the Adoption Agreement for plan options which are not reflected on the Adoption Agreement. This Addendum should be adopted with the Adoption Agreement.

Preamble

1.	Adoption and effective date of amendment. Except as otherwise provided, this Addendum shall be effective as of the first day of the first Plan Year beginning after December 31, 2001 (or the Plan’s Original Effective Date, if later). This Addendum is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

2.	Inconsistent provisions. This Addendum shall supersede the provisions of the Basic Plan Document and the Adoption Agreement to the extent those provisions are inconsistent with the provisions of this Addendum.

Lead Employer Options

The following amendments reflect provisions of EGTRRA on which choices are available to Lead Employers. Lead Employers must complete the following elections and sign this Addendum on the final page. If you do not complete this Addendum, the default provisions of the Basic Plan Document will continue to apply.

Plan Compensation

Explanation: Tax law limits the amount of a Participant’s earnings that can be considered for purposes of Plan contributions. For the 2001 Plan Year, the limit was $170,000. Under EGTRRA, this limit was increased to $200,000 in 2002, and will be adjusted for inflation in future years. This increase is not mandatory and a Plan on a non-standardized adoption agreement may elect to remain at the $170,000 limit indefinitely, with no adjustments for inflation. However, a Plan must use $200,000 (or the applicable yearly limit) for the purposes of calculating Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Contributions for Plan Years beginning on or after January 1, 2002. Please note that if the Lead Employer has otherwise limited Plan Compensation to a specific dollar amount under Section E.2. of the Adoption Agreement, it may be unnecessary to complete this election.

Election: Plan Compensation. Will the Plan limit Plan Compensation to $170,000 for Plan Years beginning on or after January 1, 2002? … [check if applicable]:

a. ☐	Yes. [Note: Not a valid option for a Plan on a standardized adoption agreement. This limit will not apply for the purposes of Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Contributions.]

[NOTE: Unless a. is checked above, the Plan Compensation Limit will be $200,000 for the 2002 Plan Year and will continue to be adjusted for cost of living increases in future years. However, if the Lead Employer has limited Plan Compensation under Section E.2.d. of the Adoption Agreement, that limitation will continue to apply, regardless of the election made above.]

Rollovers Disregarded in Cash-Outs

Explanation: Effective January 1, 2002, a Plan may opt to calculate an involuntary cash-out amount by disregarding the balance of the Participant’s Employee Rollover Account. If this election is made, the balance of the Participant’s Employee Rollover Account will not be considered when determining if the Participant is subject to the cash-out. For example, a Participant with an Employee Rollover Account balance of $10,000 may be cashed-out of the Plan, provided the balance of his/her other Plan Accounts is under the cash-out amount then in effect for the Plan.

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Election: Treatment of Employee Rollover Contributions in the Application of the Cash-Out Provision. Does the Plan exclude Employee Rollover Contributions (and earnings allocable thereto) in determining whether the Participant’s Benefit is subject to involuntary cash-out? …[check if applicable]:

a. ☒	Yes. This rule applies to all … [complete if applicable]:
1. ☒	distributions made after December 31, 2001 [enter a date no earlier than December 31, 2001]
2. ☐	Participants who separated from service after ______ [enter a date; date may be earlier than December 31, 2001]

[NOTE: Employee Rollover Account balances will be considered in determining cash-outs unless a. is checked above. If a. is checked, but neither 1. nor 2. is completed, the new rule will apply as of the first day of the Plan Year in which this Addendum is signed.]

Rollovers

Explanation: A Plan that accepts rollover contributions will accept rollovers from qualified plans and conduit IRAs. Starting with the first Plan Year beginning after December 31, 2001, a Plan may accept rollover contributions and direct rollovers from additional retirement savings vehicles – 403(b) plans, certain 457 plans, non-conduit IRAs (but only those amounts attributable to pre-tax or deductible contributions to the IRA), and rollovers of after-tax contributions to a retirement plan. If the Plan elects to receive after-tax contributions, the Plan must separately account for such amounts in order to track basis. In addition, the basis rules are different for certain after-tax contributions, depending when made.

Election: Additional Rollover Sources. Specify the additional sources from which the Plan will accept rollovers … [check each of a. through d. that applies]:

a. ☒	Annuity contracts described in Code § 403(b).
b. ☒	Code § 457(b) plans maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.
c. ☐	IRAs described in Code § 408(a) or (b) (to the extent the distribution that is eligible to be rolled over is otherwise includible in gross income).
d. ☐	After-tax contributions to Code § 401(a) or 403(a) plan (excluding after-tax IRA and Roth IRA contributions).

[NOTE: Plans that elected to accept rollover contributions in the Adoption Agreement will automatically accept rollover contributions from qualified plans and conduit IRAs. If you do not complete this election, rollover contributions will not be accepted from the new sources described in a. through d. above.]

Special Effective Date [complete if any of a. through d. above are checked]:

This provision will be effective as of January 1, 2002 [month, day, year]. [NOTE: If the effective date is not specified, this provision will be effective on the first day of the Plan Year in which this Addendum is signed.]

Suspension Period Following Hardship Distribution

Explanation: Effective January 1, 2002, Plans may impose a 6 month pre-tax and after-tax deferral suspension period following a hardship withdrawal made after December 31, 2001. (Prior to January 1, 2002, the Plan imposed a twelve month suspension period following a hardship.) This change is mandatory for safe-harbor plans within the meaning of Code § 401(k)(12) and 401(m)(11) (plans that avoid ADP and ACP testing by making 100% vested matching or profit sharing contributions to the Plan under Article H. of the Adoption Agreement).

Election 1: Will the Plan impose a 6 month suspension period following a hardship withdrawal made after December 31, 2001? … [check if applicable]:

a. ☒	Yes.

[NOTE: The suspension period will be 12 months unless a. is checked above. However, if this Plan is a safe-harbor plan under Article H. of the Adoption Agreement, the suspension period will be 6 months regardless of your election above.]

Explanation: Plans may also limit the suspension period for a hardship withdrawal taken in 2001 to the later of 6 months after receipt of the distribution or January 1, 2002. A Plan with an Original Effective Date on or after January 1, 2002, should not complete this election.

Election 2: Will the Plan shorten the suspension period imposed following a hardship withdrawal made in 2001 to the later of 6 months after the receipt of the hardship distribution or January 1, 2002? …[check if applicable]:

a. ☒	Yes.

[NOTE: The suspension period following hardship withdrawals made in 2001 will be 12 months unless a. is checked above.]

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Vesting Schedule

Explanation: For Plan Years beginning on or after January 1, 2002, Plans are required to vest Participants in their Matching Contributions at least as quickly as a six-year graded schedule or a three-year cliff schedule. This change is required for all Matching Contributions on Elective Deferrals made after January 1, 2002. For a Plan in existence prior to 2002, the vesting schedule elected below (if different) replaces the vesting schedule elected in Section I.11. of the Adoption Agreement for all Matching Contributions made for Plan Years beginning on or after January 1, 2002. For a Plan with an Original Effective Date on or after January 1, 2002, the vesting schedule elected below applies to all Matching Contributions made to the Plan and Section I.11. of the Adoption Agreement does not apply.

Election 1: Vesting Schedule for Employer Matching Contributions. A Participant’s vested percentage in his/her Employer Regular Matching Contributions made for Plan Years beginning on or after January 1, 2002 will be … [check one]:

a. ☐	100% at all times.
b. ☐	determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1%
2	% [20% or more]
3	% [40% or more]
4	% [60% or more]
5	% [80% or more]
6 or more	100%

c. ☐	determined under the following schedule … [complete as desired]:

Years of Service	Vested Percentage
0	0%
1%
2%
3	100%

d. ☐	vesting schedule in Section I.11. of the Adoption Agreement complies with (a), (b) or (c). [Note: Not a valid option for a Plan with an Original Effective Date on or after January 1, 2002.]

[NOTE: If the Plan matches Employee Catch-up Contributions, those matching contributions will also vest on the schedule listed above. If the Lead Employer does not complete this election and the Plan’s vesting schedule does not satisfy the new requirements, a graded vesting schedule will be deemed to be a six year graded schedule (20% per year, starting at two years of Service) and a cliff vesting schedule will be deemed to be a three year cliff schedule (with full vesting at 3 years of Service).]

Explanation: Plans may also apply the vesting schedule elected above to past Employer Regular Matching Contributions and to Employer Regular Profit Sharing Contributions for all Active Participants. Plans with an Original Effective Date on or after January 1, 2002, should not complete Election 2. For a Plan with an Original Effective Date prior to January 1, 2002, the Elections below will replace the applicable elections in the Adoption Agreement, if different, including Sections I.11. and J.9. of the Adoption Agreement. If the revised schedule is not applied to past matching contributions, a separate source will be required to track the vested percentage of the pre-2002 and post-2001 Matching Contributions.

Election 2: Other Contributions. Specify the other contributions (which are currently subject to a vesting schedule), if any, to which the revised vesting schedule will apply … [check a., or each of b. and c. that applies]:

a. ☐	N/A—the revised vesting schedule only applies to Employer Regular Matching Contributions made for Plan Years beginning on or after January 1, 2002.
b. ☐	all Employer Regular Matching Contributions, whenever made.
c. ☐	also to Employer Regular Profit Sharing Contributions … [check one]:

1. ☐	whenever made.
2. ☐	made for Plan Years beginning on or after January 1, 2002.

[NOTE: Unless b. or c. is checked above, the revised vesting schedule will only apply to Matching Contributions made for Plan Years beginning on or after January 1, 2002. If b. or c. is checked above, the revised vesting schedule will only apply to the specified accounts of Participants who are Active Participants at some time during the 2002 Plan Year. If vesting occurs at a slower rate under the revised schedule, the election provisions of Plan section 10.2(k) will apply.]

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Employee Catch-up Contributions

Explanation: Effective January 1, 2002, a Plan may now allow Participants age 50 or over (plus those projected to attain age 50) in the applicable year to make additional pre-tax contributions (“Employee Catch-up Contributions”) to the Plan when the Participant’s pre-tax contributions are otherwise limited under the Plan or by law. However, if a Plan allows for Employee Catch-up Contributions, all plans in the Controlled Group that allow for pre-tax contributions must generally provide Participants with the same “effective opportunity” to make Employee Catch-up Contributions.

Election 1: Employee Catch-up Contributions. Will Employee Catch-up Contributions be allowed under this Plan? … [check one]:

a. ☐	No.
b. ☒	Yes. This provision will be effective as of … [check one]:

1. ☒	January 1, 2002.
2. ☐	The first day of the Plan Year beginning [specify date no earlier than January 1, 2002].
3. ☐	Other [specify date no earlier than January 1, 2002].

[NOTE: The Plan will not accept Employee Catch-up Contributions unless b. is checked above. Employee Catch-up Contributions will generally be subject to the same administrative options and requirements that apply to Employee Pre-Tax Contributions under the Plan (e.g., the dates as of which a pay reduction agreement may be modified, etc.).]

Election 2: Maximum Contributions. Employee Catch-up Contributions will be limited to …[complete if applicable]:

a. ☐	A maximum of % of Plan Compensation each payroll period.

[NOTE: In addition to any percentage limit on contributions elected above, Employee Catch-up Contributions will be limited to the dollar amount for the applicable year under the tax laws.]

Employer Catch-up Matching Contributions

Explanation: Plans that allow Employee Catch-up Contributions may decide to match those contributions. While Employee Catch-up Contributions are generally exempt from the Plan’s testing requirements, including the Actual Deferral Percentage Test, any matching contributions made on these Employee Catch-up Contributions will be considered in the Plan’s testing. Employer Catch-up Matching Contributions will be allocated in the same manner and under the same formula as other Employer Regular Matching Contributions (or Employer Safe-Harbor Matching Contributions) made under the Plan.

Election: Employer Catch-up Matching Contributions. Will the Plan match Employee Catch-up Contributions? … [check one]:

a. ☒	No.
b. ☐	Yes. This provision will be effective as of … [check one]:

1. ☐	January 1, 2002.
2. ☐	The first day of the Plan Year beginning ___ [specify date no earlier than January 1, 2002].
3. ☐	Other ___ [specify date no earlier than January 1, 2002].

[NOTE: Employer Catch-up Matching Contributions will not be made unless b. is checked above. Employer Catch-up Matching Contributions will be determined under the same formula used for Employer Regular Matching Contributions (or Employer Safe-Harbor Matching Contributions) .]

Mandatory Plan Amendments

The following amendments are mandatory changes to your Basic Plan Document as a result of EGTRRA. Although you do not have to make any choices on these provisions, you should read through the changes to see how they affect your Plan.

Section 2.56(f) – Plan Compensation

Effective January 1, 2002, Plan Section 2.56(f) is amended to add the following sentence at the end of the subsection:

If so specified in the Adoption Agreement (or addendum thereto), for Plan Years beginning on or after January 1, 2002, Plan Compensation will be limited to $170,000, the Code § 401(a)(17) limit in effect for 2001.

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Section 2.70 - Termination of Service

Effective for distributions made after December 31, 2001, Plan Section 2.70 is amended to replace the words “separation from service” with the words “severance from employment”. In addition, the following sentence is added to the end of the section:

The “severance from employment” standard applies to all distributions made after December 31, 2001, regardless of when the severance from employment occurred.

Section 4.1 – Pre-Tax Contributions

Effective January 1, 2002, Plan Section 4.1(e) is amended to add the following to the end of the subsection:

However, the limit in this subsection does not apply to any contributions permitted by the Plan and specified in the Adoption Agreement (or addendum thereto) which are subject to Code § 414(v).

Effective January 1, 2002, Plan Section 4.1 is amended to add a new subsection (i) to read as follows:

(i)	Employee Catch-up Contributions. If so specified in the Adoption Agreement (or addendum thereto), an eligible Active Participant may elect to have his/her Plan Compensation further reduced to make additional pre-tax contributions to the Plan, as provided in Code § 414(v) and regulations thereunder. Such additional contributions are Employee Catch-up Contributions. To be eligible to make Employee Catch-up Contributions, the Active Participant must be otherwise eligible to make Employee Pre-Tax Contributions and must be age 50 or older. For purposes of this rule, a Participant who is projected to attain age 50 before the end of a calendar year is deemed to be age 50 as of January 1 of that year.

Except to the extent required by applicable regulations, such Employee Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code § 401(a)(30) and 415(c). The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing Code § 401(k)(3), 401(a)(4), 401(k)(3), 401(k)(11), 410(b) or 416, as applicable, by reason of allowing such Employee Catch-up Contributions.

Employee Catch-up Contributions may not exceed the limit in effect under Code § 414(v) for such taxable year. All Catch-up Contributions made by the Participant to any qualified plan or Code § 403(b), 408(k) or 408(p) plan sponsored by a Controlled Group Member will be aggregated for purposes of this limit.

Employee Catch-up Contributions under the Plan will be administered in accordance with Code § 414(v) and any applicable regulations or other IRS guidance thereunder.

Employee Catch-up Contributions will be subject to the same administrative options and requirements that apply to Employee Pre-Tax Contributions, as specified in the Adoption Agreement or other Plan procedures.

Section 4.5 – Rollover Contributions

Effective January 1, 2002, Plan Section 4.5 is amended to replace the second paragraph with the following:

An “Employee Rollover Contribution” means a rollover contribution or rollover amount from another qualified plan or “conduit” individual retirement account described in Code § 401(a)(31), 402(c), 403(a)(4) or 408(d)(3), or an elective transfer described in Treas. Reg. § 1.411(d)-4(Q&A-3), as allowed under the Code as in effect on December 31, 2001. As of the first day of the Plan Year beginning in 2002, or any later date that may be indicated in the Adoption Agreement (or addendum hereto), “Employee Rollover Contribution” also includes rollover contributions from the sources, if any, specified in the Adoption Agreement (or addendum thereto).

Section 5.2 – Regular Matching Contributions

Effective January 1, 2002, Plan Section 5.2 is amended to add a new subsection (h) to read as follows:

(h)	Matching Employee Catch-up Contributions. If so specified in the Adoption Agreement (or addendum thereto), the Employer will make Employer Catch-up Matching Contributions on the Employee Catch-up Contributions made under the Plan. Employer Catch-up Matching Contributions will be allocated in the same manner as Employer Regular Matching Contributions (or Employer Safe-Harbor Matching Contributions). Any such Employer Catch-up Matching Contributions under the Plan will be administered in accordance with Code § 414(v) and any applicable regulations or other IRS guidance thereunder.

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Section 10.2 – Vesting Schedule for Employer Regular Matching Contributions

Effective January 1, 2002, Plan Section 10.2 is amended to add a new subsection (n) to read as follows:

(n)	Vesting of Employer Matching Contributions. Notwithstanding any provision of the Plan to the contrary, all Employer Regular and Catch-up Matching Contributions made for Plan Years beginning on or after January 1, 2002, shall vest as specified in the Adoption Agreement (or addendum thereto), provided such vesting schedule satisfies the requirements of Code § 411(a). If the specified vesting schedule does not satisfy the requirements of Code § 411(a), a graded vesting schedule will be deemed to be a six year graded schedule (20% per year, starting at 2 years of Service) and a cliff vesting schedule will be deemed to be a three year cliff schedule (with full vesting at 3 years of Service).

If and to the extent so specified in the Adoption Agreement (or addendum thereto), the vesting schedule required by Code § 411(a) will be applied to other Contribution Accounts, including Employer Regular Matching Contributions made for Plan Years beginning prior to January 1, 2002, and Employer Regular Profit Sharing Contributions.

Section 11.2(b) – Suspension Period following Hardship Distribution

Effective January 1, 2002, Plan Section 11.2(b)(3)(B)(iii) is amended to add the following paragraph:

If so specified in the Adoption Agreement (or addendum thereto), for withdrawals made on or after January 1, 2002, the Participant’s Pre-Tax and After-Tax Contributions, Elective Deferrals and other voluntary contributions will be suspended for a period of six months after such withdrawal. For Plans that are safe-harbor plans within the meaning of Code § 401(k)(12) or 401(m)(11), the suspension period is six months after such withdrawal. For withdrawals made in 2001, the suspension period will be the later of 6 months after the receipt of the distribution or January 1, 2002, if so specified in the Adoption Agreement (or addendum thereto).

Effective January 1, 2002, Plan Section 11.2(b)(3)(B)(iv) is amended to add the following paragraph:

Effective January 1, 2002, this paragraph (iv) shall cease to apply to this Plan.

Section 11.3(g) – Plan Loans for Owner-Employees and Shareholder Employees

Plan Section 11.3(g), prohibiting Plan loans to any owner-employee or shareholder-employee, shall cease to apply effective for Plan loans made after December 31, 2001.

Section 12.4 – Cash-Out of Small Benefits

Effective January 1, 2002, Plan Section 12.4 is amended to add the following paragraph:

If so specified in the Adoption Agreement (or addendum thereto), Benefits attributable to Employee Rollover Contributions, and earnings thereon, shall be disregarded in determining the cash-out amount.

Section 12.8 – Direct Rollovers

Effective for distributions made after December 31, 2001, Plan Section 12.8(c)(1) is amended to replace subsections (C) and (D) as follows:

(C)	Any distribution to the extent such a distribution is attributable to a Hardship.

(D)	Any portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code § 408(a) or (b), or to a qualified defined contribution plan described in Code § 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

Effective for distributions made after December 31, 2001, Plan Section 12.8(c)(3) is amended to read as follows:

(3)

“Eligible Retirement Plan” – means an individual retirement account described in Code § 408(a), an individual retirement annuity described in Code § 408(b), an annuity plan described in Code § 403(a), a qualified trust described in Code § 401(a), an annuity contract described in Code § 403(b), an eligible plan under Code § 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, or any other plan

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or account allowed under future legislation or regulation that accepts the Eligible Rollover Distribution. The definition of Eligible Retirement Plan also applies in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code § 414(p).

Section 12.17 – Special Distribution Provisions

Effective January 1, 2002, Plan Section 12.17 is amended to add the following sentence to the end of the section:

Effective January 1, 2002, subsections (b) and (c) shall cease to apply to this Plan.

Article XVII – Top-Heavy Rules

For Plan Years beginning after December 31, 2001, Plan Section 17.1(a) is amended to add the following paragraph:

As of the first day of the Plan Year beginning on or after January 1, 2002, Employer Regular and Catch-up Matching Contributions under this Plan (and employer matching contributions under any other plan whose contributions are to be used to satisfy the requirements of this section) may be used to satisfy the minimum amount of employer contributions which must be allocated under this section. Matching Contributions that are used to satisfy the requirements of this section shall be treated as Employer Regular and Catch-up Matching Contributions for purposes of the Actual Contribution Percentage Test and other requirements of Code § 401(m).

For Plan Years beginning after December 31, 2001, Plan Section 17.1(b) is amended to add a new paragraph (7) to read as follows:

(7)	As of the first day of the Plan Year beginning on or after January 1, 2002, this Article XVII shall not apply in any year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code § 401(k)(12) and Safe-Harbor Matching Contributions with respect to which the requirements of Code § 401(m)(11) are met.

For Plan Years beginning after December 31, 2001, Plan Section 17.4(b) is amended to read as follows:

(b)	Key Employee – means any individual defined as such in Code § 416(i); generally, any Employee or former Employee (including the Beneficiary of a deceased Employee or former Employee) who at any time during the Plan Year that includes the Determination Date was:

(1)	An officer having Top-Heavy Compensation greater than $130,000 (as adjusted under Code § 416(i)(1) for Plan Years beginning after December 31, 2002).

(2)	A five-percent owner.

(3)	A one-percent owner who has Top-Heavy Compensation of more than $150,000.

The determination of who is a Key Employee will be made in accordance with Code § 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

For Plan Years beginning after December 31, 2001, Plan Section 17.4(l) is amended to add a new paragraph (5) to read as follows:

(5)	As of the first day of the Plan Year beginning on or after January 1, 2002, any distribution due to severance from employment, death or disability which was made prior to the one-year period ending on the Determination Date shall be disregarded for purposes of applying the top-heavy rules. Paragraphs (1) and (2) of this subsection shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Code § 416(a)(2)(A)(i). If an individual has not performed services for the employer at any time during the one-year period ending on the Determination Date, any account balance or accrued benefit for such individual shall not be taken into account.

Section 18.4(a) – Annual Additions

Effective January 1, 2002, Plan Section 18.4(a) is amended to add the following paragraph:

Annual Additions do not include any Employee Rollover Contribution made to this Plan. For Plan Years commencing in 2002 or later, any contributions to the Plan determined to be Employee Catch-up Contributions under Code § 414(v) are not Annual Additions.

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Section 18.4(j) – Maximum Permissible Amount

For Limitation Years beginning after December 31, 2001, Plan Section 18.4(j) is amended to read as follows:

(j)	Maximum Permissible Amount – means the maximum Annual Addition that may be contributed or allocated to a Participant’s Contribution Accounts under the Plan for any Limitation Year, which (except to the extent permitted under Code § 414(v), if applicable) will not exceed the lesser of:

(1)	$40,000, (as adjusted for increases in the cost-of-living under Code § 415(d)).

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve-consecutive-month period, the dollar limit above will be multiplied by the number of months (full months) in the short Limitation Year and divided by 12.

(2)	100% of the Participant’s 415 Compensation for the Limitation Year.

The limitation referred to in paragraph (2) will not apply to any contribution for medical benefits (within the meaning of Code § 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code § 415(l)(1) or 419A(d)(2).

Section 19.4 – Multiple Use Test

Effective January 1, 2002, Plan Section 19.4 is amended to add a new subsection (c) to read as follows:

(c)	This section will not apply to any Plan Years beginning on or after January 1, 2002.

Section 19.6(h) – Excess Deferrals

Effective January 1, 2002, Plan Section 19.6(h) is amended to add the following sentence to the end of the subsection:

However, in determining Excess Deferrals, any contributions to the Plan subject to Code § 414(v) shall be disregarded.

Lead Employer Signature

IN WITNESS WHEREOF, the Lead Employer has caused this EGTRRA Addendum to be adopted effective as of the date specified below.

You should consult with an attorney or other independent qualified advisor as to the legal and tax effect of adopting this Addendum.

Date signed: June 18, 2004	Lead Employer: Patina Oil & Gas Corporation.

	By:	/s/ MICHAEL N. STEFANOUDAKIS
Name [print]: Michael N. Stefanoudakis
Its [title]: Vice President

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REQUIRED MINIMUM DISTRIBUTIONS ADDENDUM

Model Amendments for the 2001 Proposed Regulations and the 2002 Final Regulations Under Code Section 401(a)(9)

This Required Minimum Distributions Addendum amends the required minimum distribution provisions of the Basic Plan Document as provided for by the 2001 Proposed Regulations and as required by the 2002 Final Regulations under Code § 401(a)(9). In addition, the Addendum documents the choices made by a Plan while transitioning to the 2002 Final Regulations.

Read the instructions in Sections I. – IV. of this Addendum to determine which sections you need to complete. Even if you do not complete Sections I. – IV., read the 2002 Final Regulations Plan Amendment which appears at the end of this Addendum and sign the Addendum, where indicated, to adopt this amendment.

Preamble

1.	Adoption of amendment. The provisions in Section I. of this Addendum, if applicable to the Plan, must be adopted by the later of December 31, 2002, or the end of the Plan’s GUST remedial amendment period. The provisions in the remainder of the Addendum must be adopted no later than the last day of the first Plan Year beginning on or after January 1, 2003.

2.	Inconsistent provisions. This Addendum shall supersede the provisions of the Basic Plan Document and the Adoption Agreement to the extent those provisions are inconsistent with the provisions of this Addendum.

Section I. – The 2001 Proposed Regulations

Complete this Section I. if any required minimum distributions for the 2001 calendar year were determined by the Plan based on the 2001 Proposed Regulations. Do not complete Section I. if the Plan used the 1987 Proposed Regulations to determine all minimum distributions for 2001. In addition, do not complete Section I. if your Plan’s Original Effective Date is on or after January 1, 2002, or if the Plan has already been amended for GUST.

Explanation: In 2001, the IRS issued revised proposed regulations under Code § 401(a)(9), relating to required minimum distributions from retirement plans (the “2001 Proposed Regulations”). Under the terms of this Plan, required minimum distributions for calendar year 2002 will be determined in accordance with the 2001 Proposed Regulations. The following model amendment shall apply:

With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code § 401(a)(9) in accordance with the regulations under Code § 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code § 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

However, in determining required minimum distributions for the 2001 calendar year, a Plan may have relied on either the regulations under Code § 401(a)(9) that were proposed in 1987 (the “1987 Proposed Regulations”) or the 2001 Proposed Regulations. If the Plan determined minimum distributions based on the 2001 Proposed Regulations for the 2001 calendar year, specify whether it did so … [check one if applicable]: [NOTE: Do not complete this Section I. if you are completing this Addendum following the close of the Plan’s GUST remedial amendment period, if the Plan’s Original Effective Date is on or after January 1, 2002, or if the Plan determined all 2001 minimum distributions under the 1987 Proposed Regulations.]

a. ☐	For the entire 2001 calendar year (in which case January 1, 2001 is substituted for January 1, 2002 in the model amendment above, as it applies to your Plan); or

b. ☐	For only part of the 2001 calendar year. Specify the date during the 2001 calendar year as of which you began to apply the 2001 Proposed Regulations: ________ [month, day, year].

If you selected this option, the following model amendment applies to your Plan:

With respect to distributions under the Plan made on or after ________ for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code § 401(a)(9) in accordance with the regulations under Code § 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Participant for 2001 prior to ________

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are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date. If the total amount of required minimum distributions made to a Participant for 2001 prior to ________ are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This amendment shall continue in effect until the last calendar year beginning before the effective date of the final regulations under Code § 401(a)(9) or such other date as may be published by the Internal Revenue Service.

Section II. – The 2002 Final Regulations

Complete this Section II. if the Plan began calculating required minimum distributions under the 2002 Final Regulations for the 2002 calendar year.

Explanation: In accordance with Section I. of this Addendum, required minimum distributions for the 2002 calendar year are determined based on the 2001 Proposed Regulations. However, in 2002, the IRS issued final regulations under Code § 401(a)(9) (the “2002 Final Regulations”) which will be effective for the Plan on January 1, 2003, or the Plan’s Original Effective Date, if later. In addition, a Plan may elect to apply the 2002 Final Regulations to required minimum distributions it made for 2002. If the Plan determined distributions for 2002 under the 2002 Final Regulations, you must complete the following election and contact Scudder Trust Company immediately to insure that payments for 2002 are processed correctly.

Election 1: If the Plan determined minimum distributions for all or part of the 2002 calendar year based on the 2002 Final Regulations, check the box below and specify the date as of which the Plan began operating under the 2002 Final Regulations … [check if applicable]:

a. ☐	The Plan determined required minimum distributions for the 2002 calendar year based on the 2002 Final Regulations, beginning with minimum distributions made on or after ________[month, day, year], and the 2001 Proposed Regulations applied to any minimum distributions for the 2002 calendar year made prior to that date.

Section III. – Elections Under the 2002 Final Regulations

Complete this Section III. if the Plan will modify the default rules for calculating required minimum distributions which apply under the 2002 Final Regulations.

Explanation: The following elections must be completed if the Plan wishes to modify the default requirements in sections 2.2 and 4.2 of the 2002 Final Regulations Plan Amendment at the end of this Addendum. The default rules under the 2002 Final Regulations require that if the Participant has a designated Beneficiary, distributions will be made in accordance with the life expectancy rules in Code § 401(a)(9)(B)(iii) and (iv) and if the Participant does not have a designated Beneficiary, distributions will be made in accordance with the 5-year rule in Code § 401(a)(9)(B)(ii).

Election 2: A Plan may elect to modify the default requirements to apply the 5-year rule in Code § 401(a)(9)(B)(ii) to all distributions, even if the Participant has a designated Beneficiary. Alternatively, the Plan may elect to apply the 5-year rule only to certain distributions to a designated Beneficiary, as described below.

Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries … [check if applicable]:

a. ☐	If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in section 2.2 of the following amendment, but the Participant’s entire interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant. This election will apply to … [check one]:

1. ☐	All distributions.

2. ☐	The following distributions: ________ [complete].

Election 3: Alternatively, a Plan may permit Participants or Beneficiaries to elect, on an individual basis, whether the 5-year rule in Code § 401(a)(9)(B)(ii) or the life expectancy rule in Code § 401(a)(9)(B)(iii) and (iv) applies to distributions after the death of a Participant who has a designated Beneficiary.

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Election to Allow Participants or Beneficiaries to Elect 5-Year Rule … [check if applicable]:

a. ☐	Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections 2.2 and 4.2 of the following amendment applies to distributions after the death of a Participant who has a designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section 2.2 of the following amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving Spouse’s) death. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with sections 2.2 and 4.2 of the following amendment and, if applicable, the elections in Election 2 above.

Election 4: As a result of the default rules under the 1987 Proposed Regulations, some beneficiaries did not commence distributions under the life expectancy rules. A Plan may allow a designated Beneficiary who is subject to the 5-year rule under the 1987 Proposed Regulations to switch to the life expectancy rule.

Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions … [check if applicable]:

a. ☐	A designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

Section IV. – Installment Payments under the 2002 Final Regulations

Complete this Section IV. if the Plan allows for distributions in the form of installment payments and wishes to continue determining installments based on the life expectancy tables contained in Treas. Reg. § 1.72-9, instead of moving to the life expectancy tables in the 2002 Final Regulations.

Explanation: Under the terms of this Plan, a Plan that allows for distributions in the form of installments will determine future installment payments by using the life expectancy tables contained in the 2002 Final Regulations instead of the tables contained in Treas. Reg. § 1.72-9. The new tables will be applied to both former employees currently receiving installment payments and to employees who begin installment payments in the future. However, a Plan may elect to continue using the life expectancy tables in Treas. Reg. § 1.72-9 for all such installments.

Election 5: Will the Plan continue to use the life expectancy tables contained in Treas. Reg. § 1.72-9 to determine installment payments? … [check if applicable]:

a. ☐	Yes.

[NOTE: Unless a. is checked above, the Plan will begin determining installments under the 2002 Final Regulation life expectancy tables as of the date that the Plan otherwise begins determining minimum distributions under the 2002 Final Regulations.]

2002 Final Regulations Plan Amendment

Section 1 – General Rules.

1.1.	Effective Date. Unless an earlier effective date is specified above, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2.	Coordination with Minimum Distribution Requirements Previously in Effect. If the provisions above specify an effective date of this amendment that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows: If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

1.3.	Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Basic Plan Document and the Adoption Agreement.

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1.4.	Requirements of Treasury Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under Code § 401(a)(9).

1.5.	TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

Section 2 – Time and Manner of Distribution.

2.1.	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

2.2.	Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)	If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary, then, except as provided in Election 2 or 3 above, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(b)	If the Participant’s surviving Spouse is not the Participant’s sole designated Beneficiary, then, except as provided in Election 2 or 3 above, distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)	If there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)	If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving Spouse were the Participant.

For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3.	Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this amendment. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code § 401(a)(9) and the Treasury regulations.

Section 3 – Required Minimum Distributions During Participant’s Lifetime.

3.1.	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a)	the quotient obtained by dividing the Participant’s Account balance by the distribution period in the Uniform Lifetime Table set forth in Treas. Reg. § 1.401(a)(9)-9, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b)	if the Participant’s sole designated Beneficiary for the distribution calendar year is the Participant’s Spouse, the quotient obtained by dividing the Participant’s Account balance by the number in the Joint and Last Survivor Table set forth in Treas. Reg. § 1.401(a)(9)-9, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the distribution calendar year.

3.2.	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

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Section 4 – Required Minimum Distributions After Participant’s Death.

4.1.	Death On or After Date Distributions Begin.

(a)	Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated Beneficiary, determined as follows:

(1)	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)	If the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For distribution calendar years after the year of the surviving Spouse’s death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

(3)	If the Participant’s surviving Spouse is not the Participant’s sole designated Beneficiary, the designated Beneficiary’s remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)	No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2.	Death Before Date Distributions Begin.

(a)	Participant Survived by Designated Beneficiary. Except as provided in Election 2 or 3 above, if the Participant dies before the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the remaining life expectancy of the Participant’s designated Beneficiary, determined as provided in section 4.1.

(b)	No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)	Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under section 2.2(a), this section 4.2 will apply as if the surviving Spouse were the Participant.

Section	5 – Definitions. As used in this Addendum, the following terms shall have the following meanings:

5.1.	Designated Beneficiary. The individual who is designated as the Beneficiary under Plan Article XIII and is the designated Beneficiary under Code § 401(a)(9) and Treas. Reg. § 1.401(a)(9)-1, Q&A-4.

5.2.	Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

5.3.	Life expectancy. Life expectancy as computed by use of the Single Life Table in Treas. Reg. § 1.401(a)(9)-9.

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5.4.	Participant’s Account balance. The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5.	Required Beginning Date. The date specified in Plan section 2.62.

Section 6 – Use of New Life Expectancy Tables to Determine Periodic Payments.

6.1.	Life expectancy. Unless available and selected in Election 5, installment payments under the Plan will be determined using the life expectancy tables in Treas. Reg. § 1.401(a)(9)-9 and not the life expectancy tables under Treas. Reg. § 1.72-9, notwithstanding any provisions of the Basic Plan Document or the Adoption Agreement to the contrary. This provision will be effective as of the date that the Plan began operating in accordance with the 2002 Final Regulations under Code § 401(a)(9).

Lead Employer Signature

IN WITNESS WHEREOF, the Lead Employer has caused this Required Minimum Distributions Addendum to be adopted effective as of the date specified below.

You should consult with an attorney or other independent qualified advisor as to the legal and tax effect of adopting this Addendum.

Date signed: June 18, 2004	Lead Employer: Patina Oil & Gas Corporation.

	By:	/s/ MICHAEL N. STEFANOUDAKIS
Name [print]: Michael N. Stefanoudakis
Its [title]: Vice President

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